                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               IMCO Recycling Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              IMCO RECYCLING INC.

Dear Stockholder:

    You are cordially invited to the Annual Meeting of Stockholders of IMCO Recycling Inc. scheduled to be held at the Central Tower at Williams Square, Twenty-Sixth Floor, LaCima Club, Lakeside Room, 5215 North O'Connor Blvd., Irving, Texas, on Tuesday, May 14, 1996, commencing at 9:00 A.M., Central Daylight Savings Time. Your Board of Directors and management look forward to greeting those stockholders able to attend in person.

    At the meeting, you will be asked to consider and elect three directors to serve until the 1999 Annual Meeting of Stockholders. Your Board of Directors has unanimously nominated these persons for election as directors. You are also being asked to consider and approve amendments to the Corporation's 1992 Stock Option Plan, to consider and approve the Corporation's Annual Incentive Program and to consider and ratify the appointment of Ernst & Young LLP as the Corporation's independent accountants for 1996. Information concerning the Board nominees, the amended 1992 Stock Option Plan, the Annual Incentive Program and the proposal regarding the Corporation's independent accountants, as well as other important information, is contained in the accompanying proxy statement which you are urged to read carefully.

    Whether or not you plan to attend in person and regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Accordingly, you are requested to sign, date and mail the enclosed proxy at your earliest convenience. Your shares will then be represented at the meeting, and the Corporation will be able to avoid the expense of further solicitation.

    On behalf of IMCO's Board of Directors and employees, thank you for your cooperation and continued support.

                                          Sincerely,
                                          DON V. INGRAM
                                          CHAIRMAN OF THE BOARD

April 12, 1996

                              IMCO RECYCLING INC.
                      5215 NORTH O'CONNOR BLVD., SUITE 940
                        CENTRAL TOWER AT WILLIAMS SQUARE
                              IRVING, TEXAS 75039

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 1996

To the Stockholders of
IMCO Recycling Inc.

    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of IMCO Recycling Inc. (the "Corporation") will be held at the Central Tower at Williams Square, Twenty-Sixth Floor, LaCima Club, Lakeside Room, 5215 North O'Connor Blvd., Irving, Texas, on Tuesday, May 14, 1996, at 9:00 A.M., Central Daylight Savings Time, for the following purposes:

    1. To elect three Class III directors to hold office until the 1999 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

    2. To consider and approve certain amendments to the Corporation's 1992 Stock Option Plan.

    3.  To consider and approve the Corporation's Annual Incentive Program.

    4. To consider and ratify the appointment of Ernst & Young LLP as the Corporation's independent accountants for 1996.

    5. To transact any other business which properly may be brought before the meeting and any adjournment thereof.

    Only holders of record of the Corporation's Common Stock at the close of business on March 29, 1996 are entitled to notice of and to vote at the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder at the Corporation's principal executive offices at 5215 North O'Connor Blvd., Suite 940, Central Tower at Williams Square, Irving, Texas for a period of ten days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY CARD SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND, IF PRESENT AT THE MEETING, MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE CORPORATION.

    This Notice, the accompanying Proxy Statement, and the Proxy enclosed herewith are sent to you by order of the Board of Directors of the Corporation.

                                          PAUL V. DUFOUR
                                          SECRETARY

Irving, Texas
April 12, 1996

                              IMCO RECYCLING INC.
                      5215 NORTH O'CONNOR BLVD., SUITE 940
                        CENTRAL TOWER AT WILLIAMS SQUARE
                              IRVING, TEXAS 75039

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 14, 1996

                    SOLICITATION AND REVOCABILITY OF PROXIES

    The Board of Directors of the Corporation is soliciting proxies to be voted at the Annual Meeting of Stockholders to be held in Irving, Texas on May 14, 1996 and at any adjournment thereof. The Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about April 12, 1996 in connection with this solicitation.

    This proxy solicitation is intended to afford stockholders the opportunity to vote on the matters set forth in the accompanying Notice of Annual Meeting dated April 12, 1996. The proxy permits stockholders to withhold voting for any or all nominees for election to the Corporation's Board of Directors (the "Board") and to abstain from voting on any other specified proposal if the stockholder so chooses.

    All holders of record of shares of the Corporation's Common Stock at the close of business on March 29, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, the Corporation had outstanding 11,791,502 shares of Common Stock, par value $.10 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote on each matter to come before the meeting. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is necessary to constitute a quorum at the meeting. A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting, provided a quorum is constituted, is required for the election of directors. All other action proposed herein may be taken upon the affirmative vote of a majority of the votes cast by the stockholders represented at the Annual Meeting, provided a quorum is constituted.

    With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all other proposals and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposals to amend the 1992 Stock Option Plan and to approve the Annual Incentive Program will have the effect of a negative vote because those proposals require the affirmative vote of holders of a majority of shares present in person or by proxy and entitled to vote. Under the rules of the New York Stock Exchange, brokers who hold shares in street names for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers who do not receive instructions are entitled to vote on the election of directors, the proposal to amend the 1992 Stock Option Plan, the proposal to approve the Annual Incentive Program and the proposal to ratify the appointment of the auditors. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors or the proposal to ratify the appointment of the auditors, nor will it count as a vote cast in determining the total votes cast on the proposal to amend the 1992 Stock Option Plan and the proposal to approve the Annual Incentive Program.

    Any stockholder has the unconditional right to revoke his proxy at any time before it is voted. Any proxy given may be revoked either by a written notice duly signed and delivered to the Secretary of the Corporation prior to the exercise of the proxy, by execution of a subsequent proxy or by voting in person at the meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy). Where a stockholder's duly executed proxy specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no such specification is made, the shares will be voted (i) FOR the nominees for director identified below; (ii) FOR the approval of the amendment of the Corporation's 1992 Stock Option Plan; (iii) FOR the approval of the Corporation's Annual Incentive Program; and (iv) FOR the ratification of the appointment of Ernst & Young LLP as the Corporation's independent accountants for 1996.

                              1997 ANNUAL MEETING

    The Board presently intends to hold the Corporation's next Annual Meeting of Stockholders on or about May 15, 1997. A Proxy Statement and Notice of such meeting will be mailed to all stockholders approximately one month prior to that date. In order to be eligible for inclusion in the Corporation's proxy statement for the 1997 Annual Meeting of Stockholders, any proposal of a stockholder must be received by the Corporation at its principal executive offices in Irving, Texas, by December 13, 1996. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

                       VOTING AND PRINCIPAL STOCKHOLDERS

    At the Record Date, there were outstanding 11,791,502 shares of Common Stock which were held of record by 564 stockholders. The holders of the Common Stock have no appraisal or similar rights with respect to any of the matters being voted on at the Annual Meeting.

    The following table sets forth as of March 29, 1996, certain information with regard to the beneficial ownership of Common Stock by (i) all persons known by the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock of the Corporation; (ii) each director of the Corporation (see "Election of Directors"); (iii) each named executive officer of the Corporation; and (iv) all executive officers and directors as a group.

                                                                                    SHARES
                                                                                  UNDERLYING
                                                                               OPTIONS/WARRANTS    TOTAL
                                                                   NUMBER OF     EXERCISABLE     BENEFICIAL  PERCENT OF
                    NAME OF BENEFICIAL OWNER                       SHARES(1)    WITHIN 60 DAYS   OWNERSHIP      CLASS
- -----------------------------------------------------------------  ----------  ----------------  ----------  -----------
Don V. Ingram                                                       1,165,212(2)        66,666    1,231,878       10.4%
 2200 Ross Ave.
 Suite 4500-E
 L.B. 170
 Dallas, Texas 75201
FMR Corp.                                                           1,195,500         --          1,195,500       10.1%
 82 Devonshire Street
 Boston, MA 02109 (3)
J.M. Brundrett                                                         15,000          2,911         17,911       *
Ralph L. Cheek                                                         67,841         --             67,841       *
John J. Fleming                                                        18,218          3,311         21,529       *
Richard W. Hanselman                                                    1,000          3,036          4,036       *
Thomas A. James                                                         4,700(4)        --            4,700       *
Don Navarro                                                             1,000          3,311          4,311       *
Jack C. Page                                                              100          3,311          3,411       *
Frank H. Romanelli                                                     12,656         --             12,656       *
Paul V. Dufour                                                         80,410        116,900        197,310        1.7%
Richard L. Kerr                                                        43,039         56,800         99,839       *
C. Lee Newton                                                           6,027        111,500        117,527       *
Thomas W. Rogers                                                       23,200         86,500        109,700       *
All Executive Officers and Directors as a group (17 persons,        1,506,076        488,846(5)   1,994,992       16.2%
 including those individuals named above)

- --------------------------
*   Less than 1%

(1) Except as otherwise indicated, the persons named in the table possess sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Includes shares of Common Stock held by wives and minor children of such persons and corporations in which such persons hold a controlling interest.

(2) Represents 927,071 shares owned by Mr. Ingram directly, 78,141 shares owned by Mr. Ingram's wife and 160,000 shares held by trusts and custodial accounts created for the benefit of Mr. Ingram's children and relatives (of which Mr. Ingram is trustee). Substantially all of these shares have been pledged or are held in margin maintenance accounts.

(3) Information with respect to beneficial ownership of shares of Common Stock by FMR Corp. is based solely upon the latest report of FMR Corp. on Schedule 13G dated February 14, 1996 as filed with the Securities and Exchange Commission. FMR Corp. has sole power to vote or to direct the vote for 516,700 shares and sole power to dispose or to direct the disposition of 1,195,500 shares.

(4) Does not include shares owned by Raymond James Financial, Inc. or its subsidiaries of which Mr. James is Chairman of the Board and Chief Executive Officer.

(5) Represents 50,000 shares which Mr. Ingram has the right to acquire pursuant to the terms of a warrant exercisable at $.10 per share and 438,846 shares represented by outstanding options under the Corporation's stock option plans granted to officers and directors of the Corporation which are exercisable within 60 days of March 29, 1996.

                             ELECTION OF DIRECTORS

GENERAL

    The Certificate of Incorporation of the Corporation provides that the number of directors which shall constitute the whole Board of Directors shall be fixed from time to time exclusively by the Board of Directors (but not to a number less than three) and that the directors shall be divided into three classes as nearly equal in number as possible. The term of office of the Class III directors expires at the Annual Meeting of Stockholders to be held on May 14, 1996, the term of office of the Class II directors expires at the 1997 Annual Meeting of Stockholders and the term of office of the Class I directors expires at the 1998 Annual Meeting of Stockholders.

    The persons named in the proxy will vote for J.M. Brundrett, Ralph L. Cheek and Jack C. Page as nominees for election as Class III Directors except where authority has been withheld as to a particular nominee or as to all nominees. Dr. Brundrett, Mr. Cheek and Mr. Page are currently members of the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons named therein for any substitute designated by the Board.

DIRECTORS AND NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

NOMINEES

CLASS III DIRECTORS PRESENT TERM EXPIRES 1996.

NAME                                                                                        AGE
- ---------------------------------------------------------------------------------------  ---------
J.M. Brundrett.........................................................................         71
Ralph L. Cheek.........................................................................         65
Jack C. Page...........................................................................         70

    J. M. Brundrett, a retired Doctor of Veterinary Medicine, has served as a director since March 1985. Prior to his election to the Board, Dr. Brundrett served on the Creditors' Committee in connection with the reorganization proceedings for Pioneer Texas Corporation, a predecessor of the Corporation. Dr. Brundrett is a private investor in real estate and securities.

    Ralph L. Cheek has served as a director since May 1987. Mr. Cheek served as Chairman, President and Chief Executive Officer of the Corporation and its predecessors from 1987 to August 1994. Previously, Mr. Cheek held various positions with Kaiser Aluminum and Chemical Corporation, most recently as Vice President -- Europe and Vice President -- Pacific Northwest.

    Jack C. Page has served as a director since November 1991. Mr. Page is an independent management consultant with experience in conducting organizational, marketing, management and computer studies in both the private and public sectors. Before founding his own consulting business in 1972, Mr. Page headed the Dallas and Mexico City offices of Booz, Allen & Hamilton, Inc., an international consulting firm.

DIRECTORS CONTINUING IN OFFICE

CLASS II DIRECTORS PRESENT TERM EXPIRES 1997.

NAME                                                                                        AGE
- ---------------------------------------------------------------------------------------  ---------
John J. Fleming........................................................................         56
Richard W. Hanselman...................................................................         68
Don Navarro............................................................................         51

    John J. Fleming has served as a director since May 1989. Mr. Fleming is Chairman and Chief Executive Officer of Profco Resources Ltd., a Canadian oil and gas exploration and production company. Mr. Fleming served as Chairman and Chief Executive Officer from 1980 until March 1991 of CanCapital Corporation, a Canadian merchant banking, securities investment, and oil and gas exploration and production company headquartered in Calgary, Alberta, Canada.

    Richard W. Hanselman has served as a director since May 1992. Mr. Hanselman has been principally engaged as a corporate director and consultant since 1986. He was Chairman and Chief Executive Officer of Genesco, Inc., an apparel company in Nashville, Tennessee, from 1980 through 1986. Mr. Hanselman is a director of Becton Dickinson & Co., Arvin Industries Inc., Columbia/HCA Healthcare Corp., Foundation Health Corporation, Bradford Funds Inc., Benson Eye Care Corporation, and Gryphon Holdings Inc.

    Don Navarro has served as a director since June 1986. Mr. Navarro is president of Don Navarro & Associates, which provides business and management services to public and private companies. Mr. Navarro also serves as a director of Pizza Inn, Inc.

CLASS I DIRECTORS PRESENT TERM EXPIRES 1998.

NAME                                                                                        AGE
- ---------------------------------------------------------------------------------------  ---------
Don V. Ingram..........................................................................         60
Thomas A. James........................................................................         53
Frank H. Romanelli.....................................................................         51

    Don V. Ingram has served as a director since 1988. He served as acting chief executive officer of the Corporation from August to December 1994 and formerly served as Chairman of the Board of International Metal Co., a predecessor company to the Corporation. Mr. Ingram played the major role in the Corporation's formation in 1986. Mr. Ingram has been owner and President since 1984 of Summit Partners Management Co., a private investment management company in Dallas. In addition, Mr. Ingram is a private investor in oil and gas exploration and development activities and served as Chairman of the Board of Directors of Grasso Corporation from 1985 to 1994. Mr. Ingram is also a director of Profco Resources Ltd.

    Thomas A. James has served as a director since May 1995. Mr. James has been since 1969 the Chairman of the Board and Chief Executive Officer of Raymond James Financial, Inc. and Chairman of Raymond James & Associates, Inc., an investment banking and securities firm located in St. Petersburg, Florida. Mr. James also serves as director and officer of various affiliated entities. He is a director of Arbor Health Care Company and World of Science, Inc.

    Frank H. Romanelli assumed his current position as President and Chief Executive Officer and director in January 1995. Mr. Romanelli previously served as executive vice president of Occidental Chemical Corporation from 1985 to 1994, with responsibilities for long-term strategy, divestitures and acquisitions. He also headed Occidental's petrochemical business and its international division, which operated 15 plants in seven countries.

    The Board recommends that stockholders vote FOR J. M. Brundrett, Ralph L. Cheek and Jack C. Page as nominees for election as Class III Directors at the Annual Meeting of Stockholders.

                      MEETINGS OF DIRECTORS AND COMMITTEES

    The Board held a total of six Board meetings in 1995. Each director, with the exception of Mr. James, attended at least 75% of the meetings of the full Board and the committees of which he was a member held during 1995. Mr. James attended 71% of these meetings. The Board has established five standing committees to assist it in the discharge of its responsibilities.

    The Audit Committee reviews the professional services provided by the Corporation's independent accountants and the independence of such firm from management of the Corporation. This Committee also reviews the scope of the audit coverage, the annual financial statements of the Corporation, the adequacy of the Corporation's internal accounting controls and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Corporation as it may find appropriate or as have been brought to its attention. This Committee held three meetings in 1995. The members of the Audit Committee are Mr. Fleming, Chairman, Mr. Hanselman and Mr. James.

    The Compensation Committee reviews and recommends the amount and form of compensation and benefits payable to all officers, advises and consults with management regarding the benefit plans and compensation policies and practices of the Corporation, and administers the Corporation's stock option, incentive and bonus plans. This Committee held thirteen meetings in 1995. The members of the Compensation Committee are Mr. Navarro, Chairman, Mr. Fleming and Mr. Page.

    The Investment and Finance Committee assists management in developing plans for implementing and financing investment and expansion strategies of the Corporation and presents its recommendations to the Board for its approval. This Committee held six meetings in 1995. The members of the Investment and Finance Committee are Mr. Ingram, Chairman, Dr. Brundrett, Mr. Hanselman, Mr. Page, and Mr. Romanelli.

    The Environmental Committee was established for the purposes of providing oversight and reviewing, reporting on and making recommendations to the Board regarding the Corporation's policies concerning environmental, health and safety matters affecting the Corporation. This Committee held two meetings in 1995. The members of the Environmental Committee are Dr. Brundrett, Chairman, Mr. Cheek and Mr. Fleming.

    The Committee on Directors was established for the purpose of recommending to the Board nominees for election or reelection as director and to recommend policies regarding certain Board governance issues. While the Committee on Directors normally is able to identify from its own resources an ample number of qualified candidates, it will consider stockholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Secretary at the Corporation's address, and must be accompanied by detailed biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to the consideration of his or her name by the Committee on Directors. Additionally, there must be no legal impediments to the nominee serving as a director. However, the selection of nominees is solely within the discretion of the Board of Directors. The Committee on Directors held four meetings in 1995. The members of the Committee on Directors are Mr. Ingram, Chairman, Dr. Brundrett and Mr. Navarro.

                 COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

    The Corporation's executive compensation program is administered by the Compensation Committee of the Board of Directors. Each member of the Committee is a non-employee director. During 1995 the Committee was comprised of Don Navarro, Chairman, John J. Fleming and Jack C. Page.

COMPENSATION POLICY

    The goal of the Corporation's executive compensation policy is to support the overall objective of enhancing stockholder value, while at the same time attracting, motivating and retaining highly qualified and productive employees. It is the policy of the Corporation that a significant portion of the compensation paid to the executive officers should be based on the Corporation's results of operations and the growth in value of its equity. This policy aligns the interests of the Corporation's management and stockholders by placing increased emphasis on performance-based pay and reduced emphasis on fixed pay in total compensation. To achieve its goals, the Corporation's executive compensation policies have been designed to provide competitive levels of compensation that integrate annual base compensation with bonuses based upon corporate performance and individual initiatives and performance. Since 1990, the Corporation has adopted and implemented stock option plans under which the benefits realized by executives are directly related to stock price performance. To further this objective of linking compensation to Corporation performance, the Board adopted in 1992 a bonus participation plan (the "1992 Bonus Plan") which established a bonus pool based on return on total assets from which yearly bonuses were paid to the officers and other key managers of the Corporation.

    As a result of the Committee's continuing review of the competitiveness of the Corporation's total compensation program for executives and the changes to the federal income tax laws imposed by the adoption of Section 162(m) of the Internal Revenue Code of 1986 (including treasury regulations which were finalized in December 1995), the Committee recommended to the Board of Directors that the Corporation adopt the IMCO Recycling Inc. Annual Incentive Program (the "Incentive Plan") to replace the 1992 Bonus Plan. The Incentive Plan adopted by the Board of Directors, which is subject to stockholder approval at the Annual Meeting, is comprised of bonuses and stock options determined by reference to objective performance criteria. The terms of the Incentive Plan are included with this Proxy Statement as Appendix B, and the significant features of the plan are described elsewhere in this Proxy Statement.

    The Committee has considered the impact of Section 162(m) regarding the corporate limitations on deducting certain compensation expenses. It is the Committee's intent to adopt policies to obtain maximum tax deductibility of executive compensation, consistent with providing motivational and competitive compensation which is truly performance-based. In furtherance of this goal, the Incentive Plan and amendments to the 1992 Stock Option Plan have been proposed for stockholder approval in order to ensure that the Corporation's executive compensation plans meet the requirements of Section 162(m) to achieve maximum deductibility of compensation expenses. See "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992 Stock Option Plan" and "Proposal to Approve the IMCO Recycling Inc. Annual Incentive Program."

    For 1995, the principal elements of the Corporation's executive compensation program consisted of base salary, cash bonuses and stock options. Following is a description of the elements of the Corporation's current executive compensation program and how each relates to the objectives and policies outlined above.

BASE SALARY

    The  Committee  reviews  each   executive  officer's  salary  annually.   In
determining appropriate salary levels, the Committee considers compensation levels for executive positions in the external market with similar duties and responsibilities, corporate and individual performance, as well as internal equity.

    Effective January 1, 1995, Mr. Romanelli became the Corporation's President and Chief Executive Officer. Mr. Romanelli's annual base salary was established at $275,000 through negotiations with the Corporation in late 1994. The Board considered relevant factors, including compensation levels for comparable CEO positions, when it negotiated Mr. Romanelli's 1995 base salary. Neither Mr. Romanelli nor any of the other Named Executive Officers of the Corporation received any raises with respect to their base salaries for 1996 consistent with the compensation policy objective of increasing the emphasis on performance-based pay and reducing the proportion of fixed pay in total compensation.

ANNUAL BONUSES

    During 1995, the Board of Directors and Compensation Committee determined that the criteria for determining bonus amounts under the 1992 Bonus Plan should be revised in order to change the emphasis from return on assets to a formula based both upon return on assets and earnings per share. This change was believed advisable to further the overall compensation objective of enhancing stockholder value. As a result of these factors, the Compensation Committee designed the proposed Incentive Plan, the terms of which were approved by the Board of Directors in December 1995. Bonus amounts paid to Mr. Romanelli and the other Named Executive Officers with respect to 1995 were based upon the criteria under the 1992 Bonus Plan with respect to the first four months of 1995, and a formula tied to earnings per share with respect to the remainder of the year. The bonus pool available under this earnings-per-share formula, which was less than what the bonus pool would have been for the full year under the 1992 Bonus Plan formula, was allocated to participants and paid according to the other applicable provisions of the 1992 Bonus Plan.

    Under the proposed Incentive Plan, in the event that the Corporation's return on total assets is greater than ten percent (10%) with respect to a fiscal year, then participants shall be eligible for a bonus to be determined pursuant to a formula tied to the participant's salary. Participants would also be eligible for a bonus to be based upon the growth in average annual earnings per share of the Corporation. After calculating the maximum bonuses payable under the Incentive Plan, such amounts may be reduced by the Committee in its sole discretion. Bonuses shall be paid in cash and in shares of Common Stock in accordance with the Incentive Plan. See "Proposal to Approve the IMCO Recycling Inc. Annual Incentive Program."

LONG-TERM INCENTIVES

    Through grants of stock options to the named executives and others, the Corporation's philosophy for long-term incentives is to retain and motivate executives to improve corporate performance and stock value.

    The Incentive Plan provides for the granting of stock options to participants in the event that the return on total assets for any bonus year exceeds 15%. The Committee may grant options covering a number of shares of Common Stock to be determined pursuant to a formula based upon the total bonus awarded to each participant. See "Proposal to Approve the IMCO Recycling Inc. Annual Incentive Program."

    The 1992 Stock Option Plan provides for options to be granted for shares having an exercise price of not less than the market value on the date of grant. To encourage early exercise and stock retention, the 1992 Stock Option Plan provides for a replacement option feature which results in automatic additional stock option grants if a participant delivers Common Stock in payment of the exercise price and/or shares are delivered to, or withheld by, the Corporation in payment of the Corporation's tax withholding obligations and contains provisions which restrict the disposition of a portion of the Common Stock received by a participant upon exercise for a specified period of time while he or she remains employed by the Corporation. See "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992 Stock Option Plan." The Incentive Plan also contains these features.

    In connection with the adoption of the Incentive Plan, and to further encourage stock ownership, the Committee has established stock ownership and vested stock option guidelines for all officers of the Corporation and all other participants in the Incentive Plan. These guidelines set forth specified levels, as established from time to time by the Committee, of stock ownership that officers are encouraged to meet in order to determine the portions of each participant's Incentive Plan bonus to be payable in stock and the portion payable in cash. In addition, the guidelines prohibit the granting of additional stock options to officers who have outstanding vested stock options covering shares in excess of specified amounts established by the Committee from time to time. This restriction is designed to encourage exercises of outstanding stock options and higher levels of direct stock ownership by officers of the Corporation. The Committee believes that these guidelines will have the positive effect of further aligning the interests of the officer group with those of all stockholders.

CHIEF EXECUTIVE OFFICER COMPENSATION

    As discussed above, Mr. Romanelli's base salary was $275,000 for the year 1995. Also, a portion of Mr. Romanelli's bonus with respect to 1995 was calculated pursuant to the 1992 Bonus Plan, which computations were based solely upon a formula tied to returns on total assets. For the remainder of 1995, his bonus was determined by a formula based on earnings per share. Based on these factors, Mr. Romanelli received an aggregate of $202,000 in cash bonus with respect to the year ended December 31, 1995.

    Mr. Romanelli's participation in total option grants made by the Corporation during 1995 under the 1992 Stock Option Plan was based upon overall compensation packages and option plans provided to senior executives in similar companies as well as Mr. Romanelli's level and scope of responsibilities and contributions to the Corporation during 1995. Based on these criteria, in December 1995, the Committee awarded options to purchase 18,050 shares of Common Stock under the 1992 Stock Option Plan to Mr. Romanelli.

SUMMARY

    The   Committee  believes  that  the  Corporation's  executive  compensation policies and programs serve the interests of the stockholders and the Corporation effectively. The various compensation programs are believed appropriately balanced to provide the motivation for executives to contribute to the Corporation's overall success and enhance the value of the Corporation for the stockholders' benefit. As in past years, when performance goals are met or exceeded, resulting in increased value to stockholders, executives will be rewarded commensurately. In the aggregate, 41% of the Named Executive Officers' cash compensation for 1995 was derived from incentives directly linked to corporate performance. Mr. Romanelli received 42% of his cash compensation from incentives. The Committee will continue to monitor the effectiveness of the Corporation's total compensation program and continue to make proposals where applicable, such as the Incentive Plan, to meet the current and future needs of the Corporation.

COMPENSATION COMMITTEE

        Don Navarro, Chairman        John J. Fleming        Jack C. Page

    The Compensation Committee Report on executive compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Navarro, Fleming and Page served on the Compensation Committee of the Board of Directors in 1995. No member of the Compensation Committee has ever served as an executive officer or as an employee of the Corporation. Before 1996, Don Navarro & Associates, a business and management services company of which Mr. Navarro is the president and owner, provided consulting services to the Corporation from time to time. In 1995, the Corporation paid $27,500 to Don Navarro & Associates as consulting fees for services in connection with the settlement of certain litigation involving the Corporation. In addition, Jack C. Page, Inc., a business consulting company of which Mr. Page is the president and owner, has provided consulting services to the Corporation in the past. In 1995, the Corporation paid $38,700 to Jack C. Page, Inc. in connection with his services concerning strategic planning for the Corporation. Due to the desires of the Compensation Committee for the Corporation's compensation for its executives, to the degree practicable, to be "performance-based", and therefore not subject to the limitations on deductibility pursuant to Section 162(m) of the Internal Revenue Code, it is expected that Messrs. Navarro and Page and their corporations will not be performing consulting services and receiving consulting fees during 1996 and future years so long as they remain members of the Compensation Committee.

                         STOCK PRICE PERFORMANCE GRAPH

    The following performance graph compares the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock (as measured by dividing: (i) the difference between the Common Stock share price at the end and the beginning of the measurement period by (ii) the Common Stock share price at the beginning of the measurement period) with the cumulative total return assuming reinvestment of dividends of (1) The Standard and Poor's 500 Index, (2) The Standard and Poor's Small Cap 600 Index and (3) an index of peer companies selected by the Corporation consisting of: Wellman Inc., Safety-Kleen Corp., Proler International Corp., EnviroSource Inc. and Allwaste, Inc. The Corporation considers itself a part of the resource recovery industry, along with the companies in the peer index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG IMCO RECYCLING INC., THE S & P 500 INDEX,
                 THE S & P SMALLCAP 600 INDEX AND A PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           IMCO RECYCLING INC.    PEER GROUP    S & P 500   S & P SMALLCAP 600
12/90                       100           100          100                  100
12/91                       104           107          130                  148
12/92                       237           104          140                  180
12/93                       190            80          155                  213
12/94                       239            91          157                  203
12/95                       389            84          215                  264

* $100 INVESTED ON 12/31/90 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDED DECEMBER 31.

    The foregoing graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                     REMUNERATION OF DIRECTORS AND OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Corporation to or on behalf of the Corporation's chief executive officer and each of the other most highly compensated executive officers of the Corporation determined as of the end of the last fiscal year (herein referred to collectively as the "Named Executive Officers") for the fiscal years ended December 31, 1995, 1994, and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                        ANNUAL COMPENSATION            ---------------
                                               --------------------------------------    SECURITIES
                                                                        OTHER ANNUAL     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR      SALARY     BONUS (1)    COMPENSATION     OPTIONS (#)    COMPENSATION (2)
- ----------------------------------  ---------  ---------  -----------  --------------  ---------------  -----------------
F.H. Romanelli                           1995  $ 275,000   $ 202,000         --              18,050         $     730
  President and Chief Executive          1994     --          --             --              80,000            --
  Officer
R.L. Kerr                                1995  $ 214,700   $ 151,000    $  18,144(3)         13,800         $  11,286
  President -- Metals Division           1994  $ 193,867   $ 120,438         --              60,000         $  11,229
  and Chief Operating Officer            1993  $ 180,700   $  81,045         --              20,000         $  17,195
P.V. Dufour                              1995  $ 199,000   $ 138,000         --              12,800         $  11,589
  Executive Vice President,              1994  $ 157,333   $  92,298         --              67,000         $  11,521
  Chief Financial Officer                1993  $ 141,500   $  66,860         --              17,500         $  15,491
  and Secretary
T.W. Rogers                              1995  $ 161,500   $ 112,000         --               9,000         $  11,139
  Senior Vice President,                 1994  $ 148,500   $  95,495         --              20,000         $  11,111
  Marketing and Sales                    1993  $ 141,000   $  66,577         --              17,500         $  15,073
C.L. Newton                              1995  $ 150,500   $  96,000         --               8,500         $  11,050
  Senior Vice President,                 1994  $ 132,500   $  83,171    $  24,252(3)         20,000         $  11,012
  Operations                             1993  $ 123,000   $  54,389    $  23,189(3)         13,000         $  14,416

- ------------------------
(1)  Amounts in the table  represent cash payments  to named executive  officers
     (a) in 1996 and 1995 with respect to fiscal year 1995; (b) in 1995 and 1994 with respect to fiscal year 1994; and (c) in 1994 and 1993 with respect to fiscal year 1993.

(2) Represents compensation paid or accrued pursuant to the Corporation's Profit Sharing Retirement Plan and Executive Life and Health Insurance Programs described below.

         PROFIT SHARING RETIREMENT PLAN. All employees of the Corporation who have served for at least one year are eligible to participate in the
    Corporation's Profit Sharing Retirement Plan. Corporation contributions are determined annually by the Corporation and may be as much as 15% of annual covered compensation. Participants are not required or permitted to make contributions to the Plan.

        The Corporation contributed the following amounts to the Profit Sharing Retirement Plan for the accounts of the named executive officers during 1995, 1994 and 1993:

                                                                         1995       1994       1993
                                                                       ---------  ---------  ---------
Frank H. Romanelli...................................................  $  --      $  --      $  --
Richard L. Kerr......................................................  $  10,500  $  10,500  $  16,509
Paul V. Dufour.......................................................  $  10,500  $  10,500  $  14,552
Thomas W. Rogers.....................................................  $  10,500  $  10,500  $  14,502
C. Lee Newton........................................................  $  10,500  $  10,500  $  13,935

        EXECUTIVE LIFE INSURANCE PROGRAMS. The Corporation has entered into split-dollar life insurance agreements with the Named Executive Officers to provide each of them with death benefits of $500,000 ($350,000 in the case of Mr. Newton) under life insurance policies. Under the split-dollar life insurance agreements, the Corporation paid the following premiums on behalf of the following officers with respect to term life insurance portions of these policies during 1995, 1994 and 1993:

                                                                               1995       1994       1993
                                                                             ---------  ---------  ---------
Frank H. Romanelli.........................................................  $     730     --         --
Richard L. Kerr............................................................  $     786  $     729  $     686
Paul V. Dufour.............................................................  $   1,089  $   1,021  $     939
Thomas W. Rogers...........................................................  $     639  $     611  $     571
C. Lee Newton..............................................................  $     550  $     512  $     481

(3) Represents reimbursements of moving expense to Mr. Kerr and Mr. Newton under the Corporation's relocation policy.

STOCK OPTIONS

    The options shown below were awarded during 1995 pursuant to the 1992 Stock Option Plan:

                                       OPTION GRANTS IN LAST FISCAL YEAR
- ----------------------------------------------------------------------------------------------------------------
                                    INDIVIDUAL GRANTS
- ------------------------------------------------------------------------------------------  POTENTIAL REALIZABLE
                                               PERCENT OF                                     VALUE AT ASSUMED
                              NUMBER OF       TOTAL OPTIONS                                   ANNUAL RATES OF
                             SECURITIES        GRANTED TO                                       STOCK PRICE
                             UNDERLYING       EMPLOYEES IN    EXERCISE OR                     APPRECIATION FOR
                           OPTIONS GRANTED     FISCAL YEAR    BASE PRICE                      OPTION TERM (1)
                          -----------------  ---------------  -----------                   --------------------
NAME                             (#)               (%)          ($/SH)     EXPIRATION DATE     5%         10%
- ------------------------  -----------------  ---------------  -----------  ---------------  ---------  ---------
F.H. Romanelli..........         18,050(2)            9.0%     $   22.75      12/12/2005    $ 258,246  $ 654,449
R.L. Kerr...............         13,800(2)            6.9%     $   22.75      12/12/2005    $ 197,440  $ 500,354
P.V. Dufour.............         12,800(2)            6.4%     $   22.75      12/12/2005    $ 183,133  $ 464,097
T.W. Rogers.............          9,000(2)            4.5%     $   22.75      12/12/2005    $ 128,765  $ 326,318
C.L. Newton.............          8,500(2)            4.2%     $   22.75      12/12/2005    $ 121,611  $ 308,189
Executive Group.........         80,750            --             --             --            --         --
Non-Employee Director
 Group..................         48,653            --          $   22.75         --            --         --
Non-Executive Officer
 Employee and Consultant
 Group..................         71,070            --          $   22.75         --            --         --

- ------------------------------
(1) Potential realizable value is the amount that would be realized upon exercise by the Named Executive Officer of the options immediately prior to the expiration of their respective terms, assuming the specified annualized rates of appreciation on the Common Stock over the respective terms of the options.

(2) These options will vest in three equal annual increments beginning on the first anniversary date of the grant. The 1992 Stock Option Plan provides that in the event of a "change in control" of the Corporation (as defined in the plan), all stock options will become fully vested.

OPTION EXERCISES AND HOLDINGS

    The following table provides information with respect to the Named Executive Officers concerning the exercise of options granted under the 1990 Stock Option Plan during the last fiscal year and unexercised options under the 1990 Stock Option Plan and the 1992 Stock Option Plan held as of the end of the fiscal year:

                      AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995 OPTION VALUES
- --------------------------------------------------------------------------------------------------------------------
                                                                       EXERCISABLE               UNEXERCISABLE
                                                                --------------------------  ------------------------
                                                                 NUMBER OF                   NUMBER OF    VALUE OF
                                                                  SHARES       VALUE OF       SHARES     UNEXERCISED
                                        SHARES                  UNDERLYING    UNEXERCISED   UNDERLYING     IN-THE-
                                      ACQUIRED ON     VALUE     UNEXERCISED  IN-THE-MONEY   UNEXERCISED     MONEY
                                       EXERCISE     REALIZED    OPTIONS AT    OPTIONS AT    OPTIONS AT   OPTIONS AT
NAME                                      (#)          (1)      12/31/95(#)   12/31/95(2)   12/31/95(#)  12/31/95(2)
- ------------------------------------  -----------  -----------  -----------  -------------  -----------  -----------
F.H. Romanelli......................      --           --           16,000   $     146,000      82,050    $ 579,488
R.L. Kerr...........................      --           --          136,000   $   2,201,500      77,800    $ 596,550
P.V. Dufour.........................      --           --          116,900   $   1,608,088      77,900    $ 617,963
T.W. Rogers.........................      --           --           86,500   $   1,203,563      42,500    $ 299,063
C.L. Newton.........................      10,000   $   131,000     118,000   $   1,837,385      37,500    $ 259,250

- ------------------------
(1) Value realized is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2) The last reported sale price of the Common Stock on The New York Stock Exchange composite tape on December 29, 1995 was $24.50 per share.

DIRECTORS' COMPENSATION

    Non-employee directors of the Corporation (other than Mr. Ingram) are presently entitled to receive directors' fees of $30,000 per year. In addition, any director serving as a member of a committee of the Board is entitled to receive $750 per committee meeting attended and $250 for telephonic meetings. Chairmen of the Compensation and the Investment and Finance Committees are to receive an annual retainer of $4,000; the Chairmen of the other standing committees are to receive annual retainers of $2,000. The Annual Incentive Program provides that one-half of the annual director's fee amount shall be paid quarterly in shares of Common Stock determined by dividing one-eighth of such fee amount by the closing price per share of Common Stock as quoted on the NYSE on the third trading day prior to the last day of each fiscal quarter. Any fractional shares shall be paid in cash. See "Proposal to Approve the IMCO Recycling Inc. Annual Incentive Program -- 'Directors' Annual Retainer.' "

    The 1992 Stock Option Plan provides that each non-employee director will automatically be granted on December 15th of each year a nonqualified stock option to purchase that number of shares of Common Stock determined by dividing the annual director's fee amount then in effect by the fair market value per share of Common Stock on that date. On December 15, 1995, pursuant to the 1992 Stock Option Plan, each such non-employee director was granted an option to purchase 824 shares of Common Stock. Mr. James, due to his being newly elected to the Board in May 1995, was granted an option to purchase 659 shares of Common Stock. The exercise price per share with respect to these options granted is $22.75. See "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992 Stock Option Plan," and "Proposal to Approve the IMCO Recycling Inc. Annual Incentive Program."

    The Corporation has in effect a Consulting Agreement with Mr. Ingram on a month-to-month basis with respect to operations of the Corporation. In December 1995, the consulting fee was increased to $15,000 per month effective January 1, 1996. A total of $120,000 was paid to Mr. Ingram under the Consulting Agreement during 1995. In addition, in December 1995 Mr. Ingram received a cash award of $202,000 and grants of options covering 43,050 shares of Common Stock under the 1992

Stock Option Plan at an exercise price of $22.75 per share. These options have a ten year term and vest in three equal annual installments. The cash award and stock options were granted by the Compensation Committee in recognition of Mr. Ingram's services as a consultant to the Corporation.

    In October 1994, the Corporation entered into a consulting agreement with Mr. Cheek, which commenced effective January 1, 1995. Under the agreement, Mr. Cheek was engaged as consultant and advisor to the Corporation in connection with certain international projects. The agreement terminated on April 30, 1995. Mr. Cheek was paid $40,000 under this agreement in 1995, plus reimbursement for related out-of-pocket expenses, medical insurance coverage and a $1,500 per month overhead allowance. Pursuant to the agreement, upon its termination Mr. Cheek received severance pay of $239,500, an amount equal to his 1994 annual base salary.

COMPLIANCE WITH SECTION 16(A)

    Section   16(a)  of  the  Securities  Exchange  Act  of  1934  requires  the
Corporation's officers, directors and persons who own more than 10% of the Corporation's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms filed by such person.

    Based solely on the Corporation's review of such forms furnished to the Corporation and written representations from certain reporting persons, the Corporation believes that all filing requirements applicable to the Corporation's executive officers, directors and more than 10% stockholders in 1995 were complied with, except that a Form 4 for Ralph L. Cheek, a director of the Corporation, and a Form 4 for Richard L. Kerr, an executive officer of the Corporation, were filed after the required date.

           PROPOSAL TO APPROVE AMENDMENTS TO THE IMCO RECYCLING INC.
                             1992 STOCK OPTION PLAN

GENERAL

    The Corporation's 1992 Stock Option Plan (the "1992 Plan") was adopted in 1992 and amended in 1994. In February 1996, the Board approved, subject to approval by the Corporation's stockholders, certain additional amendments to the 1992 Plan.

    The provisions of the 1992 Plan, as proposed to be amended and restated, are summarized below. The statements herein concerning the terms and provisions of the 1992 Plan are summaries only and are qualified in their entirety by reference to the full text of the 1992 Plan, as proposed to be amended and restated, a copy of which is attached hereto as Appendix A. The stockholders' attention is directed to Appendix A so that they may acquaint themselves fully with all of the terms of the 1992 Plan.

    During 1993, the United States Congress adopted Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), which provision places limits on the Corporation's ability to deduct certain compensation in excess of $1,000,000 for any taxable year paid to certain of its executive officers ("Section 162(m)"). One exception to these limitations is for "performance-based" compensation that has been disclosed to and approved by stockholders prior to payment of the awards. Final federal income tax regulations were promulgated in December 1995, which provide guidelines for compliance with this exception to the deduction limitation rules. In order for compensation attributable to future stock options granted under the 1992 Plan to be "performance-based" compensation exempt from the limitations of Section 162(m), stockholder approval is sought for certain amendments to the 1992 Plan. The principal amendment in this regard limits the aggregate number of shares of Common Stock represented by grants of stock options made to any individual participant during any fiscal year to 100,000 shares (Article III of the 1992 Plan). An additional related amendment requires that each member of the Compensation Committee be an "outside director" as defined under Section 162(m).

    The Corporation believes that adoption of this amendment does not reflect a material change in the 1992 Plan, but merely brings the plan into compliance with Section 162(m) and the regulations thereunder.

    Other amendments to the 1992 Plan include:

        (i) An amendment to permit shares of Restricted Stock (as defined in the 1992 Plan) to be delivered to the Corporation in payment of the exercise price of a stock option or in satisfaction of tax withholding obligations (Section 7.3 of the 1992 Plan);

        (ii) An amendment regarding the aggregate number of shares of Common Stock which may be issued to participants under the 1992 Plan, which clarifies how shares are counted under replacement or "reload" options granted under the 1992 Plan (Article III of the 1992 Plan); and

       (iii) Amendments which clarify the Board's authority to amend the 1992 Plan in order for the Plan to continue to qualify under Section 162(m) of the Code and with respect to certain exemptions from Section 16(b) of the 1934 Act (Article IX of the 1992 Plan); and

       (iv) An amendment to the definition of a "Change in Control" of the Corporation (Section 1.2 of the 1992 Plan).

    Eligible employee-participants under the 1992 Plan include key employees and officers selected by the Compensation Committee from time to time. At December 31, 1995, the Corporation estimates that approximately 54 employees, directors, consultants and officers were eligible to participate in the 1992 Plan, 54 of whom were participants. As of December 31, 1995 options to purchase 770,754 shares of Common Stock had been granted to 54 persons under the 1992 Plan at exercise prices ranging from $13.375 to $22.75 per share, leaving 379,246 shares of Common Stock available for future option grants thereunder. As of March 29, 1996, the aggregate market value of the shares of Common Stock underlying outstanding options under the 1992 Plan was $15,222,391 (based on the closing sales price per share of $19.75 on the New York Stock Exchange Composite Tape on such date).

    For information concerning stock options granted during 1995 under the 1992 Plan to the Named Executive Officers, the Corporation's executive officers as a group, all non-employee directors as a group, and all non-executive officers, employees and consultants as a group, see "Remuneration of Directors and Officers -- Stock Options."

TERMS OF THE 1992 PLAN

    Unless sooner terminated by action of the Board, the 1992 Plan will terminate on December 15, 2002, and thereafter no options may be granted thereunder.

    NON-EMPLOYEE DIRECTORS. On December 15 of each year, all directors of the Corporation who are not employees will receive a nonqualified stock option to purchase that number of shares of Common Stock determined by dividing the annual director's fee paid or accrued to be paid to that director with respect to the 12-month period immediately preceding such date of grant, by the fair market value per share of Common Stock on such date of grant. The exercise price for non-employee director options will be equal to the fair market value per share of Common Stock on the date of grant, and all such options shall vest and become fully exercisable after the expiration of six months after the date of grant. The term of each non-employee director option will expire ten years from the date of grant, subject to earlier expiration upon death, disability, retirement or termination of service. All grants of options to non-employee directors under the 1992 Plan will be automatic without any discretion on the part of the Compensation Committee with respect to the grantee, the number of shares of Common Stock subject to options to be granted, the term of the options and the exercise price of the options.

    EMPLOYEES, CONSULTANTS AND OFFICERS. The Compensation Committee will have authority to grant stock options to key employees, consultants and officers of the Corporation (including non-employee officers) or any majority-owned subsidiary at such time, in such amounts and under such terms as the Compensation Committee determines in accordance with the 1992 Plan.

    EXERCISE OF OPTIONS; RELOAD OPTIONS. The exercise price may be paid in cash or in shares of Common Stock valued at their fair market value on the date of exercise (or in any combination of cash and shares of Common Stock having an aggregate fair market value equal to the exercise price) or through third-party exercise transactions. In the event that shares are delivered by a participant in payment of all or a portion of the exercise price and/or shares are delivered to, or withheld by, the Corporation in payment of the Corporation's tax withholding obligations upon exercise, the participant so exercising a nonqualified stock option shall automatically be granted a replacement nonqualified stock option (or a participant exercising an incentive stock option shall automatically be granted a replacement incentive stock option) (in either case, a "Reload Stock Option") to purchase that number of shares so delivered to, or withheld by, the Corporation at an exercise price equal to the fair market value per share of Common Stock on such date of exercise. The option period for a Reload Stock Option will commence on the date of grant and expire on the expiration date of the original stock option it replaces.

    In the event that a participant exercises a stock option and receives a Reload Stock Option as described above, the participant is restricted from transferring or pledging that number of shares received by the participant upon exercise of the original stock option, which is equal to one-half of the total number of shares delivered to and/or withheld by the Corporation upon the participant's exercise of the stock option (the "Restricted Stock"). These restrictions will continue in effect until the earliest to occur of the following: (i) the expiration of five years from the date of issuance of the Restricted Stock, (ii) in the case of an employee, the retirement of such participant from the Corporation or the subsidiary in accordance with standard retirement policies, (iii) in the case of a non-employee director, officer or consultant of the Corporation, the cessation of service to the Corporation of such participant in such capacity, (iv) the death of such participant, (v) the total and permanent disability of such participant, or (vi) a "Change in Control" of the Corporation (see below). However, shares of Restricted Stock may be used in payment of the exercise price of a stock option or in satisfaction of the Corporation's tax withholding obligations upon any such exercise. Except for these restrictions on transfer, participants receiving shares of Restricted Stock shall have all of the rights of a stockholder of the Corporation, including the right to vote the shares and the right to receive any dividends or other distributions thereon.

    TERMINATION OF EMPLOYMENT OR SERVICE. The 1992 Plan states that upon termination of an optionee's employment or service with the Corporation by reason of death, total and permanent disability, or otherwise, his option will be exercisable for a period of 180 days after such termination to the extent the option was exercisable on the date of such termination (so long as the option is exercised prior to the date of its stated expiration). The 1992 Plan provides that more restrictive terms than the foregoing concerning exercises following termination of service may be provided for in the particular stock option agreement.

    The 1992 Plan provides that if an optionee who is an employee (including any employee-director) retires in accordance with standard policies of the Corporation, all stock options held by the optionee will become fully exercisable and vested. If an option granted under the 1992 Plan terminates or expires without having been exercised in full, the unexercised shares subject to that option will be available for further grants of options under the 1992 Plan.

    The 1992 Plan provides that in the event of a "Change in Control" of the Corporation, all stock options will become fully exercisable and vested, regardless of provisions under option agreements requiring shares to be exercised in installments. "Change in Control" is defined in Section 1.2 of the 1992 Plan.

ADMINISTRATION OF THE 1992 PLAN

    The 1992 Plan is administered by the Compensation Committee of the Board. The Compensation Committee may grant options under the 1992 Plan and determine the terms of options granted to key employees, officers and consultants. The current members of the Compensation Committee are Don Navarro, Chairman, John J. Fleming, and Jack C. Page. The Board selects the members of the

Compensation Committee from among disinterested members of the Board. Members of the Compensation Committee serve at the will of the Board and may be removed from the Compensation Committee at any time at the Board's discretion. The 1992 Plan provides that the members of the Compensation Committee must be "disinterested persons" as that term is defined under the 1934 Act, and "outside directors" as that term is defined under Section 162(m).

AMENDMENT OF THE 1992 PLAN

    The 1992 Plan provides that the Board may from time to time discontinue or amend the 1992 Plan without the consent of the participants; however, no amendment which requires stockholder approval in order for the 1992 Plan to comply with Rule 16b-3 under the 1934 Act will be effective unless approved by the stockholders. Subject to the foregoing, the Board may amend the 1992 Plan in order for stock options to qualify for the exemption under Rule 16b-3 or to qualify as "performance-based" compensation under Section 162(m).

CERTAIN FEDERAL INCOME TAX ASPECTS

    The following is a summary of the principal federal income tax consequences associated with grants of options under the 1992 Plan. It does not describe all federal income tax consequences under the 1992 Plan, nor does it describe foreign, state or local tax consequences. Each participant is urged to consult his or her personal tax advisor to determine the specific tax consequences to him or her of the 1992 Plan.

    NONQUALIFIED STOCK OPTIONS. The 1992 Plan is not a "qualified plan" within the meaning of Section 401 of the Code. The granting of a nonqualified stock option will not result in federal income tax consequences to either the Corporation or the optionee. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Corporation will be entitled to a corresponding deduction.

    For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Corporation.

    INCENTIVE STOCK OPTIONS. In general, no income will be recognized by an optionee and no deduction will be allowed to the Corporation at the time of the grant or exercise of an incentive stock option granted under the 1992 Plan. When the stock received on exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. If these holding period requirements under the Code are not satisfied, the subsequent sale of stock received upon exercise of an incentive stock option is treated as a "disqualifying disposition." In general, the optionee will recognize taxable income at the time of a disqualifying disposition as follows: (i) ordinary income in an amount equal to the excess of the lesser of the fair market value of the Common Stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition over the exercise price and
(ii) capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Stock on the date the incentive stock option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the optionee will be long-term or short-term depending upon the holding period for the stock sold. The Corporation may claim a deduction at the time of the disqualifying disposition equal to the amount of the ordinary income the optionee recognizes.

    Although an optionee will not realize ordinary income upon the exercise of an incentive stock option, the excess of the fair market value of the shares acquired at the time of exercise over the option price is included in "alternative minimum taxable income" for purposes of calculating the optionee's alternative minimum tax, if any, pursuant to Section 55 of the Code.

    WITHHOLDING. Withholding of federal income taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the exercise of stock options granted pursuant to the 1992 Plan. A participant must pay such taxes to the Corporation in cash or Common Stock prior to the receipt of any Common Stock certificates.

    The Board recommends that stockholders vote FOR the proposal to approve the amendments to the 1992 Plan.

                  PROPOSAL TO APPROVE THE IMCO RECYCLING INC.
                            ANNUAL INCENTIVE PROGRAM

GENERAL

    On February  28, 1996,  the Board  adopted the  IMCO Recycling  Inc.  Annual
Incentive   Program  (the  "Incentive   Plan"),  subject  to   approval  by  the
Corporation's stockholders at the Annual Meeting.

    The Incentive Plan was designed by the Compensation Committee during 1995 to replace the 1992 Bonus Plan, and in response to Section 162(m) and the adoption in December 1995 of the final treasury regulations thereunder. The Incentive Plan is intended to comply with the performance-based exception to Section 162(m). See "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992
Stock Option Plan -- General". If the Incentive Plan is not approved by the stockholders as proposed, the Board intends to rescind the Incentive Plan and seek future stockholder approval of another incentive program that also is intended to comply with Section 162(m). Assuming the Incentive Plan is approved by the stockholders, the Incentive Plan will terminate on February 28, 2006, unless sooner terminated by action of the Board.

    The provisions of the Incentive Plan (which include the material terms of the performance-based compensation that the Corporation intends to pay pursuant to the Incentive Plan) are summarized below. The statements herein concerning the terms and provisions of the Incentive Plan are summaries only and are qualified in their entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Appendix B. The stockholders' attention is directed to Appendix B so that they may acquaint themselves fully with all of the terms of the Incentive Plan.

    The purpose of the Incentive Plan is to advance the interests of IMCO and its stockholders by providing certain of the Corporation's key employees with annual incentive compensation which is tied to the achievement of preestablished and objective performance goals. The Incentive Plan is designed to provide the Corporation with flexibility in achieving those purposes and to implement performance-based compensation strategies that will attract and retain officers and employees who are important to the long-term success of the Corporation. The Incentive Plan also provides for the payment of an annual retainer to the Corporation's non-employee directors, payable partially in shares of Common Stock.

    Key management employees as selected by the Compensation Committee from time to time are eligible to participate in the Incentive Plan. It is estimated that approximately 25 employees will be eligible to participate in the Incentive Plan.

    The Compensation Committee shall, from time to time, but not less often than annually, select the particular key members of management of the Corporation and its subsidiaries to whom bonuses and stock options under the Incentive Plan may be granted. Employees who participate in the Incentive Plan may also participate in other incentive or benefit plans of the Corporation or any of its subsidiaries.

    The Incentive Plan authorizes the issuance of an aggregate of 500,000 shares of Common Stock which may be issued to participants under grants of stock options, in payment of bonuses and in partial payment of directors' fees under the Incentive Plan. Shares that by reason of the expiration or unexercised termination of a stock option are no longer subject to purchase may be reoffered under the Incentive Plan. In addition, the number of shares delivered, tendered, or withheld from any exercise by a participant in connection with the exercise price of any stock option or in connection with satisfying the participant's tax withholding obligations, to the extent that a Reload Stock Option is granted to purchase such number of shares so delivered to or withheld by the Corporation, shall be reserved and made available for future issuance under the Incentive Plan.

    The Incentive Plan is administered by the Compensation Committee. See "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992 Stock Option Plan -- Administration of the 1992 Plan."

BONUSES UNDER THE INCENTIVE PLAN

    ROTA BONUS. In the event that the Corporation's return on total assets ("ROTA") (as defined in Article I of the Incentive Plan) is greater than ten percent (10%) with respect to a fiscal year, then participants shall be eligible for a bonus ("ROTA Bonus"). ROTA Bonuses shall be determined as follows: (i) the applicable participant's "Bonusable Amount" shall be determined, which shall be the Participant's base salary minus $50,000; (ii) the difference between ROTA for the relevant year and ten percent (10%) shall be calculated and expressed as a percentage (the "Annual Difference"); and (iii) the Annual Difference shall be multiplied by three (3) and the product thereof, expressed as a percentage, shall be multiplied by the participant's Bonusable Amount to yield the maximum ROTA Bonus amount with respect to such participant.

    EPS BONUS. Participants may be eligible for a bonus based on the Corporation's earnings per share ("EPS") for the applicable fiscal year ("EPS Bonus"), which shall be calculated as follows: (i) the average EPS for the preceding three fiscal years (the "Average EPS") shall be calculated; (ii) the EPS for the applicable bonus year shall be divided by the Average EPS, which amount shall be reduced by 1.0 and expressed as a percentage; and (iii) such percentage shall be multiplied by the participant's Bonusable Amount to yield the maximum EPS Bonus amount for such participant.

    REDUCTION OF BONUS. The maximum bonus amounts for any participant as calculated above may be reduced by an amount of up to 50% by the Committee in its sole discretion; however, the total maximum bonus amounts to any participant may not be increased. In addition, the maximum total bonus payable to any participant with respect to any bonus year shall not exceed $750,000.

    PAYMENTS. On the preliminary payment date, which shall be in the last month of the fiscal year in question, the Committee shall calculate the bonuses and distribute 80% of the aggregate of the actual ROTA Bonus and EPS Bonus, if any, awarded to a participant. On the final payment date, which shall occur after the Corporation's independent auditors render their final audit opinion with respect to the fiscal year in question, the Committee shall calculate the bonus, and distribute the portions of the bonus which had not been previously distributed to participants on the preliminary payment date.

    STOCK OWNERSHIP GUIDELINES. The Committee shall, from time to time, establish guidelines for the ownership of shares of the Corporation's Common Stock for participants (the "Guidelines"). On June 1 of each bonus year, each participant shall irrevocably elect, in writing, the percentages of such participant's bonus to be paid in cash and in shares of Common Stock (the "Annual Election"). On November 30 of each bonus year, the Committee shall determine, by reference to the Guidelines, whether a participant's stock ownership then meets or exceeds the Guidelines. If, as of such November 30, a participant's Common Stock ownership meets or exceeds the Guidelines, such participant's bonus, after giving effect to deductions for applicable withholding requirements, shall be paid in proportions of cash and shares of Common Stock in accordance with the allocation set forth in such participant's Annual Election. If, on the other hand, such participant's Common Stock ownership does not then meet such Guidelines, such participant's bonus, after giving effect to deductions for applicable withholding requirements, shall be paid in accordance with percentages of Common Stock and cash established by the Committee under the Guidelines then in effect with respect to the applicable bonus year.

STOCK OPTIONS UNDER THE INCENTIVE PLAN

    The Incentive Plan also provides for the granting of stock options to participants in the event that the ROTA for any bonus year exceeds 15%. The Committee may grant options under the Incentive Plan as follows: (i) on, or as soon as reasonably practicable following, the preliminary payment date for bonuses, the Committee shall calculate the number of shares of Common Stock to be covered by the options to be granted by first multiplying the dollar amount of the most recent total bonus awarded to each participant, by 1.5 (the "Option Amount"); and (ii) the number of shares of Common Stock issuable upon the exercise of the stock option to be granted to such participant shall be determined by dividing the Option Amount by the market price for the Common Stock on the date of grant.

    The aggregate number of shares of Common Stock that may be represented by grants of stock options made to any individual participant under the Incentive Plan in any fiscal year may not exceed 100,000 shares.

    LIMITS ON OPTIONS. The exercise price for a nonqualified stock option cannot be less than the fair market value per share of Common Stock on the date of grant. The exercise price for an incentive stock option cannot be less than 100% (110% in the case of certain employees owning more than 10% of the outstanding shares of Common Stock) of the fair market value of the Common Stock on the date of grant. The option period may not extend longer than ten years from the date the option is granted and, in the case of incentive stock options, is limited to five years from the date of grant for certain eligible participants owning more than 10% of the outstanding shares of Common Stock. Notwithstanding any other provisions of the Incentive Plan, incentive stock options will terminate not later than 90 days after termination of an employee's service to the Corporation, unless such termination results from the death or permanent disability of the participant, in which case the option shall expire 180 days after the date of such termination.

    The options to be granted under the Incentive Plan are not transferable other than by will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order. The exercise of incentive stock options shall be subject to a $100,000 calendar year limit based on the fair market value of the Common Stock at the time the option was granted. During the lifetime of the optionee, his stock options may be exercised only by him unless the particular stock option agreement provides that his guardian or legal representative may do so.

    Terms of the Incentive Plan concerning exercises of stock options, Reload Stock Options, Restricted Stock, termination of employment or service, and Plan amendments are substantially the same as the corresponding terms of the 1992 Plan. See "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992 Stock Option Plan -- Amendment of the 1992 Plan," "-- Terms of the 1992 Plan and
Agreements -- Exercise of Options; Reload Options," and "-- Termination of Employment or Service."

    The fact that the terms of the Incentive Plan would prohibit grants of stock options thereunder with respect to any particular bonus year because the ROTA goal for that year was not met, would not by itself prohibit grants of options by the Committee to affected participants under the 1992 Plan.

DIRECTORS' ANNUAL RETAINER

    The Corporation may pay an annual retainer, in amounts as may be established and modified from time to time at the discretion of the Board, to non-employee directors with respect to their service as members of the Board and committees thereof (the "Annual Retainer"). The Incentive Plan provides that one-half of the amount of the Annual Retainer shall be paid quarterly in shares of Common Stock determined by dividing one-eighth of the Annual Retainer by the closing price per share of the Common Stock as quoted on the NYSE on the third trading day prior to the last day of each fiscal quarter. Any fractional shares shall be paid in cash. On the last day of each fiscal quarter of the Corporation's fiscal year, each non-employee director shall receive in cash an amount equal to one-fourth of the portion of the Annual Retainer which is not to be paid in shares of Common Stock with respect to that calendar year.

ADJUSTMENTS

    The Incentive Plan provides that the number of shares issuable in payment of bonuses and upon exercises of stock options and the exercise price of such options are subject to such adjustments as the Corporation may deem appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, reorganization, sale of substantially all of the Corporation's assets, liquidation or such similar events or occurrence, of or by the Corporation.

CERTAIN FEDERAL INCOME TAX ASPECTS

    The following is a summary of the principal federal income tax consequences associated with the Incentive Plan. It does not describe all federal income tax consequences under the Incentive Plan, nor does it describe foreign, state or local tax consequences. Each participant is urged to consult his or her personal tax advisor to determine the specific tax consequences to him or her of the Incentive Plan.

    BONUSES. Under current law, bonuses paid in cash will be included for federal income tax purposes in the recipient's income as taxable compensation in the year paid, and the Corporation will generally receive an income tax deduction at the same time and for the same amount. Similarly, the fair market value of shares of Common Stock issued in payment of a portion of a recipient's bonus shall be recognized as taxable income to the recipient in the year issued, and the Corporation will generally receive an income tax deduction at the same time and for the same amount.

    NONQUALIFIED AND INCENTIVE STOCK OPTIONS. For a description of certain federal income tax consequences associated with nonqualified and incentive stock options granted under the Incentive Plan, see "Proposal to Approve Amendments to the IMCO Recycling Inc. 1992 Stock Option Plan -- Certain Federal Income Tax Aspects -- Nonqualified Stock Options," and "-- Incentive Stock Options."

    WITHHOLDING. Withholding of federal income taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the payment of a bonus in cash or in shares of Common Stock and by reason of the exercise of stock options granted pursuant to the Incentive Plan. Such taxes may be deducted, withheld or remitted to the Corporation prior to the receipt of any Common Stock certificates.

NEW PLAN BENEFITS

    As discussed above, bonus and stock option awards under the Incentive Plan will be based upon performance goals with respect to fiscal 1996 and future years. No incentive compensation under these terms has yet been earned by any participant. Accordingly, the amount of annual incentive compensation to be paid in the future to participants, including the Corporation's current or future named executive officers subject to Section 162(m), cannot be determined at this time, since actual amounts will depend on actual performance measured against the attainment of the preestablished performance goals and on the Committee's discretion to reduce such amounts. However, the following table provides certain summary information concerning maximum bonuses which could have been awarded in fiscal 1995 to Mr. Romanelli, the Corporation's Chief Executive Officer, the Named Executive Officers, the Corporation's executive officers as a group and all non-executive employees as a group, if the Incentive Plan had been in effect:

        MAXIMUM AMOUNT AVAILABLE UNDER INCENTIVE PLAN ASSUMING INCENTIVE
                         PLAN WAS IN EFFECT DURING 1995

                                                                                                         DOLLAR
NAME AND POSITION                                                                                         VALUE
- -----------------------------------------------------------------------------------------------------  -----------
Frank H. Romanelli,
 President and Chief Executive Officer...............................................................   $ 179,775
Richard L. Kerr,
 Executive Vice President, President -- Metals Division
 and Chief Operating Officer.........................................................................   $ 131,595
Paul V. Dufour,
 Executive Vice President, Chief Financial
 Officer and Secretary...............................................................................   $ 119,051
Thomas W. Rogers,
 Senior Vice President, Marketing and Sales..........................................................   $  89,088
C. Lee Newton
 Senior Vice President, Operations...................................................................   $  80,300
Executive Group......................................................................................   $ 752,418
Non-Executive Officer Employee Group.................................................................   $ 284,604

    The Board recommends that stockholders vote FOR the proposal to approve the Incentive Plan.

                       PROPOSAL TO RATIFY APPOINTMENT OF
                            INDEPENDENT ACCOUNTANTS

    The Board, upon the recommendation of its Audit Committee, has selected Ernst & Young LLP as independent auditors to examine the consolidated financial statements of the Corporation for 1996. Stockholders are being asked to ratify this appointment. The Corporation has been informed that neither Ernst & Young LLP nor any of its partners have any direct financial interest or any material indirect financial interest in the Corporation nor have had any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

    The Board recommends that stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as the Corporation's independent auditors for 1996.

                                 OTHER MATTERS

    The Corporation will bear all costs of this proxy solicitation. In addition to soliciting proxies by mail, directors, executive officers and employees of the Corporation, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of the Common Stock, and the Corporation will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.

    The Board does not know of any business to be presented for consideration at the Annual Meeting other than that stated in the accompanying Notice. It is intended, however, that the persons authorized under the Board's proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

    The Annual Report to Stockholders for the fiscal year ended December 31, 1995, which includes financial statements, is enclosed herewith. The Annual Report does not form a part of this Proxy Statement or the materials for the solicitation of proxies to be voted at the annual meeting.

    A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON RECEIPT OF A WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO IMCO RECYCLING INC., ATTN: PAUL V. DUFOUR, 5215 NORTH O'CONNOR BLVD., SUITE 940, CENTRAL TOWER AT WILLIAMS SQUARE, IRVING, TEXAS 75039, TELEPHONE (214) 869-6575. THE CORPORATION WILL ALSO FURNISH SUCH ANNUAL REPORT ON FORM 10-K TO ANY "BENEFICIAL OWNER" OF SUCH SECURITIES AT NO CHARGE UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO MR. DUFOUR CONTAINING A GOOD FAITH REPRESENTATION THAT, AT THE RECORD DATE, SUCH PERSON WAS A BENEFICIAL OWNER OF SECURITIES OF THE CORPORATION ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 14, 1996. COPIES OF ANY EXHIBIT TO THE FORM 10-K WILL BE FURNISHED UPON THE PAYMENT OF A REASONABLE FEE.

    Information contained in the Proxy Statement relating to the occupations and security holdings of directors and officers of the Corporation is based upon information received from the individual directors and officers.

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors
                                          Paul V. Dufour
                                          SECRETARY

Irving, Texas
April 12, 1996

                                                                      APPENDIX A

                              IMCO RECYCLING INC.
                             1992 STOCK OPTION PLAN

              (As amended December 15, 1994 and February 28, 1996)

                                    PURPOSE

    The purpose of the Plan is to attract and retain key employees, consultants, officers and directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options and Nonqualified Stock Options which will:

        (a) increase the interest of such employees, consultants, officers and directors in the Company's welfare;

        (b) furnish an incentive to such employees, consultants, officers and directors to continue their services for the Company; and

        (c) provide a means through which the Company may attract able persons to enter its employ or to serve as consultants, officers and directors.

                                   ARTICLE I

                                  DEFINITIONS

    For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

    1.1 "Board" means the board of directors of the Company.

    1.2 "Change in Control" means the occurrence of any of the following events:
(i) there shall be consummated any merger or consolidation pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, or any sale, lease, exchange or other disposition (excluding disposition by way of mortgage, pledge or hypothecation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, all or substantially all of the holders of the outstanding Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50.1% of the outstanding common stock or equivalent equity interests of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Common Stock, (ii) the stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 50.1% or more of the Company's then outstanding securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors when still in office who were directors at the beginning of the period.

    1.3 "Code" means the Internal Revenue Code of 1986, as amended.

    1.4 "Common Stock" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

    1.5 "Company" means IMCO Recycling Inc., a Delaware corporation.

    1.6 "Date of Grant" means the effective date on which an option is awarded to a Participant as set forth in the stock option agreement.

    1.7 "Eligible Participant" shall have the meaning set forth in Section 6.1 hereof.

    1.8 "Fair Market Value" of the Company's shares of Common Stock means (i) the closing sale price per share on the principal securities exchange on which the Common Stock is traded (or if there is no sale on the relevant date, then on the last previous day on which a sale was reported), or (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable.

    1.9 "Incentive Stock Option" means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

   1.10 "1934 Act" means the Securities Exchange Act of 1934, as amended.

   1.11 "Nonqualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV or Article V and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

   1.12 "Participant" means any employee of the Company or any Subsidiary of the Company or any non-employee director, officer or consultant of the Company who is, or who is proposed to be, a recipient of a Stock Option.

   1.13 "Plan" means the IMCO Recycling Inc. 1992 Stock Option Plan, as it may be amended from time to time.

   1.14 "Reload Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 7.2 hereof.

   1.15 "Restricted Stock" shall have the meaning set forth in Section 7.3 hereof.

   1.16 "Restriction Period" shall have the meaning set forth in Section 7.3 hereof.

   1.17 "Spread" shall have the meaning set forth in Article XIII hereof.

   1.18 "Stock Dividend" means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Company or any Subsidiary of the Company, or (ii) rights, options or warrants to receive or purchase capital stock of the Company or any Subsidiary of the Company, or (iii) securities convertible into or exchangeable for capital stock of the Company or any Subsidiary of the Company, or (iv) any capital stock received upon the exercise of, or with respect to, the foregoing.

   1.19 "Stock Options" shall mean any and all Incentive Stock Options, Nonqualified Stock Options and Reload Stock Options granted pursuant to the Plan.

   1.20 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

                                   ARTICLE II
                                 ADMINISTRATION

    Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "disinterested person", as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an "outside director" under Section 162(m) of the Code.

    The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall designate from time to time the key employees, consultants, or officers of the Company to whom Stock Options will be granted, interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable.

    The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. The Committee may, in its absolute discretion (except with respect to Stock Options granted to the Company's non-employee directors pursuant to Article IV hereof) accelerate the date on which any Stock Option granted under the Plan becomes exercisable. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                  ARTICLE III

                             SHARES SUBJECT TO PLAN

    Subject to the provisions of Articles XII and XIII of the Plan, the aggregate number of shares which may be issued to Participants under grants of Stock Options made by the Committee under the Plan shall be:

        a.  1,150,000 shares of Common Stock; plus

        b. the number of shares that are delivered or tendered, or withheld from any exercise, by a Participant as full or partial payment made to the Company in connection with the exercise price of any Stock Option or in connection with satisfying the Participant's tax withholding obligations pursuant to Section 15.7 of the Plan, to the extent that a Reload Stock Option is granted to purchase such number of shares so delivered to or withheld by the Company.

    The aggregate number of shares of Common Stock that may be represented by grants of Stock Options made to any Participant under the Plan during any fiscal year during which the Plan is in effect, may not exceed 100,000 shares. Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option are no longer subject to purchase may be reoffered under the Plan.

                                   ARTICLE IV

                     NON-EMPLOYEE DIRECTORS' STOCK OPTIONS

    The provisions of this Article IV shall apply only to Nonqualified Stock Options granted under the Plan to non-employee directors of the Company.

    4.1    ELIGIBILITY.   Only non-employee  directors of  the Company  shall be
eligible to receive grants of Nonqualified Stock Options under this Article IV.

    4.2 GRANT OF STOCK OPTIONS. On December 15 of each year during the term of this Plan (or if such date is not a business day, then on the next succeeding business day thereafter), the Company shall grant to each non-employee director of the Company a Nonqualified Stock Option to purchase that number of shares of Common Stock determined by dividing the annual director's fee paid or accrued to be paid to that director with respect to the 12-month period immediately preceding such Date of Grant, by the Fair Market Value per share of the Common Stock on the Date of Grant. Each grant of Nonqualified Stock Options under this
Article IV shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Nonqualified Stock Option, the option exercise price, the term of the Nonqualified Stock Option and such other terms and provisions as are consistent with the Plan.

    4.3 EXERCISE PRICE. The exercise price for a Nonqualified Stock Option granted under this Article IV shall be equal to the Fair Market Value per share of Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.3, the exercise price of each Nonqualified Stock Option granted pursuant to this Article IV shall not be less than the par value per share of the Common Stock.

    4.4   OPTION PERIOD.   All  Nonqualified Stock  Options granted  under  this
Article IV shall automatically vest and be exercisable in full after the expiration of six months from the Date of Grant. The period during which a Nonqualified Stock Option granted under this Article IV may be exercised shall expire ten years from the Date of Grant, unless sooner terminated pursuant to
Article VIII. No Nonqualified Stock Option granted under this Article IV may be exercised at any time after its term.

                                   ARTICLE V

             STOCK OPTIONS FOR EMPLOYEES, CONSULTANTS AND OFFICERS

    The provisions of this Article V shall apply only to Stock Options granted under the Plan to key employees, consultants and officers of the Company or any of its Subsidiaries, including directors who are employees of the Company and/or any of its Subsidiaries and non-employee officers of the Company and/or any of its Subsidiaries:

    5.1 ELIGIBILITY. The Committee shall, from time to time, select the particular key employees, consultants and officers of the Company and its Subsidiaries to whom the Stock Options provided under this Article V are to be granted and/or distributed in recognition of each such Participant's contribution to the Company's or the Subsidiary's success.

    5.2 GRANT OF STOCK OPTIONS. All grants of Stock Options under this Article V shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the stock option agreement shall also include provisions that may be necessary to assure that the option is an incentive stock option under the Code. The Company shall execute stock option agreements upon instructions from the Committee.

    5.3   EXERCISE PRICE.   The exercise  price for a  Nonqualified Stock Option
shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. The exercise price for an Incentive

Stock Option shall be determined by the Committee and shall be an amount not less than the Fair Market Value per share of the Common Stock on the Date of Grant; the Committee shall determine the Fair Market Value of the Common Stock on the Date of Grant, and shall set forth the determination in its minutes. Notwithstanding anything to the contrary contained in this Section 5.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

    5.4 OPTION PERIOD. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after its term. The Committee may provide for the exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. The Committee shall have the right to accelerate the time at which any Stock Option granted to an employee, consultant or officer (including an employee director) shall become exercisable. In the event of the retirement of an employee of the Company or a Subsidiary in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be, all unmatured installments of Stock Options outstanding shall automatically be accelerated and exercisable in full in accordance with the provisions of Article VIII.

                                   ARTICLE VI

                       LIMITS ON INCENTIVE STOCK OPTIONS

    6.1 OPTION PERIOD. Notwithstanding the provisions of Sections 5.4 and 7.2 hereof, if a Participant eligible to receive a grant of an Incentive Stock Option under Section 422 of the Code (an "Eligible Participant") owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) and an Incentive Stock Option is granted to such Eligible Participant, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the option price of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

    6.2 LIMITATION ON EXERCISES OF SHARES SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code.

    6.3 DISQUALIFYING DISPOSITION. If stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of either two years from the Date of Grant of such option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other option granted under the Plan as an incentive stock option within the meaning of
Section 422 of the Code.

    6.4 TERMINATION. Notwithstanding the provisions of Article VIII, an Eligible Participant's Incentive Stock Options shall terminate no later than ninety (90) days after termination of such Participant's employment with the Company and its Subsidiaries; PROVIDED that if such employment terminates by reason of the death or total and permanent disability (as defined in Section 22(e) of the Code) of the Participant, then such Participant's Incentive Stock Options shall terminate no later than one hundred eighty (180) days after such termination by reason of death or disability.

                                  ARTICLE VII

                       EXERCISE OF STOCK OPTIONS; RELOAD
                        STOCK OPTIONS; RESTRICTED STOCK

    7.1 PAYMENT. Full payment for shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of shares of Common Stock which have a Fair Market Value equal to the exercise price (or in any combination of cash and shares of Common Stock having an aggregate Fair Market Value equal to the exercise price). No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him. Additionally, shares covered by a Stock Option may be purchased upon exercise, in whole or in part, by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

    7.2 RELOAD STOCK OPTIONS. Subject to the terms of this Section 7.2, in the event that shares are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option as set forth in Section 7.1 and/or shares are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 15.7, then, subject to Article XI, a Participant so exercising a Nonqualified Stock Option shall automatically be granted a replacement Nonqualified Stock Option and a Participant so exercising an Incentive Stock Option shall automatically be granted a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares of delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of Article VI regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on the Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions in Article VI regarding Incentive Stock Options and the provisions of Article VIII), after which the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to, and executed and delivered by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the term of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

    7.3 RESTRICTED STOCK. In the event that a Participant exercises a Stock Option and receives a Reload Stock Option under Section 7.2, the following restrictions and conditions will apply to that number of the shares of Common Stock (the "Restricted Stock") issued to the Participant upon exercise of such original Stock Option, which number of shares is equal to one-half of the sum of
(i) the number of shares of Common Stock delivered by the Participant to the Company in payment of the exercise price, if any, plus (ii) the number of shares of Common Stock delivered to, or withheld by, the Company in satisfaction of the Company's tax withholding obligations under Section 15.7, if any:

        (a) RESTRICTION PERIOD. Subject to the other provisions of this Plan, each Participant shall not be permitted to sell, assign, transfer, pledge, exercise or place any encumbrance on shares of Restricted Stock and any Stock Dividends paid on or with respect to such Restricted Stock until the earliest to occur of any of the following events (such period of restriction being referred to herein as the "Restriction Period"):

           (i) the expiration of five years from the date of issuance of the Restricted Stock in the name of the Participant;

           (ii) in the case of an employee of the Company or a Subsidiary, the retirement of such Participant from the Company or the Subsidiary in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be;

          (iii) in the case of a non-employee director, officer or consultant of the Company, the cessation of service to the Company of such Participant in such capacity;

          (iv) the death of such Participant;

           (v) the total and permanent disability of such Participant (as defined in Article VIII hereof); or

          (vi) a Change in Control of the Company.

    Notwithstanding the foregoing, shares of Restricted Stock, and any Stock Dividends paid in shares of Common Stock on or with respect to Restricted Stock, may be used during the Restriction Period in payment of the exercise price of any Stock Option and/or in satisfaction of the Company's tax withholding obligations upon any such exercise in accordance with Section 15.7.

    (b) RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as otherwise provided in the Plan, the Participant shall have, with respect to his or her Restricted Stock (and any Stock Dividends payable in Common Stock on such Restricted Stock), all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon. Each Participant who is to receive Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, registered in the name of the Participant, which shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock, to read substantially in the following form:

        "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of the IMCO Recycling Inc. 1992 Stock Option Plan. A copy of such Plan is on file in the offices of IMCO Recycling Inc., 5215 North O'Connor Blvd., Suite 940, Irving, Texas 75039."

                                  ARTICLE VIII

                      TERMINATION OF EMPLOYMENT OR SERVICE

    In the event a Participant who is an employee of the Company (including any employee who is an officer or a director) or any Subsidiary shall cease to be employed by the Company or a Subsidiary, or a Participant who is a non-employee director or a non-employee officer or consultant of the Company or any Subsidiary shall cease to serve in his capacity as a director, officer or consultant, as the case may be, of the Company or any Subsidiary, for any reason other than death, disability or retirement, such Participant's Stock Options may be exercised by the Participant for a period of one hundred eighty (180) days after the Participant's termination of employment or service, as the case may be, or until expiration of the applicable Option Period (if sooner) to the extent of the shares with respect to which such Stock Options could have been exercised by the Participant on the date of termination, and thereafter to the extent not so exercised, such Stock Options shall terminate. In addition, except as provided in Section 6.4 with respect to Incentive Stock Options, a Participant's Stock Options may be exercised as follows in the event of such Participant's death, disability or retirement:

        (a)   DEATH.  In the event of death while employed or while serving as a
    (i) non-employee director, (ii) non-employee officer or (iii) consultant, as the case may be, the Stock Option may be exercised, for a period of one hundred eighty (180) days after the Participant's death or until expiration of the Stock Option period (if sooner), to the extent of the shares with respect to which the Stock Option could have been exercised by the Participant on the date of the Participant's death, by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death; and

        (b) DISABILITY OR RETIREMENT. In the event of termination of employment of an employee (or termination of service in the case of a (i) non-employee director, (ii) non-employee officer or (iii) consultant) as the result of a total and permanent disability (as defined in Section 22(e) of the Code) or as the result of retirement in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be, the Stock Option may be exercised by the Participant or his guardian for a period of one hundred eighty (180) days after such termination or until expiration of the Stock Option period (if sooner), to the extent of the shares with respect to which the Stock Option could have been exercised by the Participant on the date of such termination, after taking into account any acceleration of unmatured installments of Stock Options pursuant to
    Section 5.4.

    Notwithstanding the foregoing, individual grants of Stock Options to Participants under the Plan may provide, pursuant to the terms of the particular stock option agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Options with respect to any termination of employment or service by such Participants.

                                   ARTICLE IX

                          AMENDMENT OR DISCONTINUANCE

    Subject to the limitations set forth in this Article IX, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the 1934 Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

    Subject to the foregoing, the Board shall have the power to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) or to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Rule 16b-3 or Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Stock
Options granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any stock option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article IX shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

    The Board may not amend the provisions of Article IV more than once during any six-month period unless such amendment is deemed necessary in order to comply with the provisions of the Code or the treasury regulations promulgated thereunder.

                                   ARTICLE X

                               EFFECT OF THE PLAN

    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any director, officer, consultant or employee any right to be granted a Stock Option to purchase or receive Common Stock of the Company or any other rights except as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                   ARTICLE XI

                                      TERM

    The Plan shall be submitted to the Company's stockholders for their approval; PROVIDED, HOWEVER, that Stock Options may be granted under the Plan prior to the time of stockholder approval. Unless sooner terminated by action of the Board, the Plan will terminate on the 15th day of December, 2002. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                  ARTICLE XII

                              CAPITAL ADJUSTMENTS

    If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

           (a) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded;

           (b) A similar adjustment shall be made in the maximum number of shares of Common Stock issuable under Stock Options granted to any individual Participant during any fiscal year during which the Plan is in effect pursuant to Article III; and

           (c) Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

    Any fractional shares resulting  from any adjustment  made pursuant to  this
Article XII shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with any direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                  ARTICLE XIII

                   RECAPITALIZATION, MERGER AND CONSOLIDATION

    (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

    (c) In the event of any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, the Board, in its sole discretion, may cancel all such Stock Options as of the effective date of any such reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, and either:

        (i) give notice to each holder thereof or his personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable; or

        (ii) pay the holder thereof an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

    (d) In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.

    (e) Notwithstanding sub-Section (c) above of this Article XIII, in case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or
(ii) dissolve, liquidate, or wind up its affairs, then, provided that the Board so determines in its sole discretion, each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

    (f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                  ARTICLE XIV

                   OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                         GRANTED BY OTHER CORPORATIONS

    Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

    15.1 EXERCISE OF STOCK OPTIONS. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable stock option agreements. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may shares be issued pursuant to a Stock Option if any necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

    15.2 NON-ASSIGNABILITY. A Stock Option granted to a Participant may not be transferred or assigned, other than (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), provided, that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under Section 422 of the Code, or any successor provision. Subject to the foregoing, during a Participant's lifetime, Stock Options granted to a Participant may be exercised only by the Participant or, provided the particular stock option agreement so provides, by the Participant's guardian or legal representative.

    15.3 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

    15.4 ALLOTMENT OF SHARES. Except as otherwise set forth in Article IV, the Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock

Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan.

    15.5 NO RIGHT TO CONTINUE EMPLOYMENT. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option confers upon any employee the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any employee at any time (subject to any contract rights of such employee).

    15.6 STOCKHOLDERS' RIGHTS. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

    15.7 TAX REQUIREMENTS. Any employee who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the employee then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a Nonqualified Stock Option by a Participant who is an officer, director or 10% stockholder of the Company (as determined by reference to Section 16(b) of the 1934 Act and the rules promulgated thereunder), any obligation of such Participant to pay such taxes shall only be satisfied by the Company's withholding of that number of whole shares of Common Stock otherwise issuable upon such exercise which have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. With respect to the exercise of a Nonqualified Stock Option by any Participant who is not such an officer, director or 10% stockholder of the Company, such Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Company in an amount necessary to satisfy the required tax withholding obligation of the Company and/or (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock which the Participant owns and/or the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Nonqualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

    15.8 INDEMNIFICATION OF BOARD AND COMMITTEE. No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

    15.9 GENDER AND NUMBER. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

                                  ARTICLE XVI

                                 EFFECTIVE DATE

    The effective date of the Plan shall be December 15, 1992, that is, the date on which it was first approved and adopted by the Board. Notwithstanding the amendments of this Plan effective as of December 15, 1994 and February 28, 1996, and subject to the terms of Article IX of the Plan, neither the terms of the Stock Options outstanding as of such dates nor the stock option agreements entered into by and between the Company and such relevant Participant in respect of such Stock Options, shall be deemed to be amended in any way. Following approval by the stockholders of the Company in accordance with applicable law, the Plan, as amended and restated herein, will continue in effect until the expiration of its term or until earlier terminated, amended, or suspended in accordance with the terms hereof.

                               * * * * * * * * *

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the 28th day of February, 1996 by its Chief Executive Officer pursuant to prior action taken by the Board.

                                          IMCO RECYCLING INC.
                                          By:
                                          --------------------------------------
                                             Frank H. Romanelli
                                             CHIEF EXECUTIVE OFFICER

Attest:
- ----------------------------------------
Paul V. Dufour
SECRETARY

                                                                APPENDIX B

                               IMCO RECYCLING INC.
                            ANNUAL INCENTIVE PROGRAM

                                     PURPOSE

     The purpose of the IMCO Recycling Inc. Annual Incentive Program is to advance the interests of IMCO Recycling Inc. and its stockholders by providing certain key employees with annual incentive compensation which is tied to the achievement of preestablished and objective performance goals. The Plan is intended to provide Participants with annual incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Code, and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder. The Plan also provides for the payment of an annual retainer to the Company's non-employee directors.

                                   ARTICLE I
                                  DEFINITIONS

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

          "ANNUAL DIFFERENCE" has the meaning assigned to it in Article V.

          "ANNUAL ELECTION" has the meaning assigned to it in Section 7.4.

          "ANNUAL RETAINER" has the meaning assigned to it in Article XII.

          "AVERAGE EPS" has the meaning assigned to it in Article VI.

          "BASE SALARY" means the actual base salary of a Participant (exclusive of Bonuses and any compensation under any other employee compensation or benefit plans of the Company) paid or to be paid, as the case may be, to a Participant with respect to the Bonus Year in question, according to the books and records of the Company and its Subsidiaries.

          "BOARD" means the board of directors of the Company.

          "BONUS" means either or both, as the context may require, of a ROTA Bonus or an EPS Bonus actually awarded pursuant to the Plan.

          "BONUS YEAR" means the fiscal year of the Company and its Subsidiaries with respect to which a Bonus is calculated.

          "BONUSABLE AMOUNT" has the meaning assigned to it in Article VI.


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          "COMMITTEE" has the meaning assigned to it in Article II.

          "CHANGE IN CONTROL" means the occurrence of any of the following events: (i) there shall be consummated any merger or consolidation pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, or any sale, lease, exchange or other disposition (excluding disposition by way of mortgage, pledge or hypothecation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, all or substantially all of the holders of the outstanding Common Stock immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50.1% of the outstanding common stock or equivalent equity interests of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding Common Stock, (ii) the stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the 1934 Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than the Company or any successor of the Company or any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 50.1% or more of the Company's then outstanding securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMON STOCK" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

          "COMPANY" means IMCO Recycling Inc., a Delaware corporation.

          "DATE OF GRANT" means the effective date on which an option is awarded to a Participant as set forth in the stock option agreement.

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          "EARNINGS PER SHARE" or "EPS" means:

               (a) with respect to a Final Payment Date, (i) the sum of (a) the consolidated net earnings of the Company and its Subsidiaries for the Bonus Year in question, as reported in the Company's audited consolidated statement of earnings for such fiscal year prepared in accordance with GAAP PLUS (b) the total of all bonus amounts (as tax affected at the federal statutory rate) for the Participants actually deducted in determining such amount for such fiscal year divided by
          (ii) the number of shares of Common Stock used to calculate the Company's earnings per share as reported in the Company's audited consolidated statement of earnings for such fiscal year prepared in accordance with GAAP; and

               (b)  with respect to a Preliminary Payment Date, (i) the sum of
          (a) the consolidated net earnings of the Company and its Subsidiaries for the Bonus Year in question to date PLUS (b) the total of all bonus amounts (as tax affected at the federal statutory rate) for the Participants accrued to date, in both instances annualized to give effect to the Bonus Year in question, divided by (ii) the estimated number of shares of Common Stock to be used to calculate the Company's earnings per share for the Bonus Year in question. In this regard, the Committee shall be entitled to rely in good faith upon, and shall be protected in so relying upon, estimates based upon consolidated financial statements and other books and records of the Company and its Subsidiaries.

          "ELIGIBLE PARTICIPANT" shall have the meaning set forth in Section
     9.1 hereof.

          "EPS BONUS" has the meaning assigned to it in Article VI.

          "FAIR MARKET VALUE" of the Company's shares of Common Stock means (i) the closing sale price per share on the principal securities exchange on which the Common Stock is traded (or if there is no sale on the relevant date, then on the last previous day on which a sale was reported), or (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable.

          "FINAL PAYMENT DATE" means the business day selected by the Committee upon which the Committee shall make final Bonus calculations in accordance with Section 7.3, which shall be a date after the Company's independent accounting firm issues its audit report on the Company's financial statements with respect to the Bonus Year in question.

          "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition and the results of operations of the Company and its Subsidiaries, except that any accounting principle or practice required to be changed by such Financial Accounting Standards Board (or other appropriate board or committee of such board) in order to continue as a generally accepted accounting principle or practice may so be changed.

          "GUIDELINES" has the meaning assigned to it in Section 7.4.

          "INCENTIVE STOCK OPTION" means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article IX and which is intended to qualify as an incentive stock option under Section 422 of the Code.

          "JOINT VENTURE" means any joint venture or other corporation, partnership or other entity or organization, whether incorporated or unincorporated, in which the Company and/or any of its Subsidiaries own an equity interest or interests which, in the aggregate, do not constitute at least a majority of the common equity interests or voting interests which entitle the holder(s) to elect at least a majority of the members of the board of directors or equivalent governing body of the corporation, partnership or organization in question.

          "1934 ACT" means the Securities Exchange Act of 1934, as amended.

          "NONQUALIFIED STOCK OPTION" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VIII and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

          "OPTION AMOUNT" has the meaning assigned to it in Section 8.1.

          "PARTICIPANT" means any key employee of the Company or any of its Subsidiaries that the Committee has determined to be eligible for participation in the Plan and who, on the particular Payment Date, is, subject to Article IV of the Plan, then employed by the Company or any of its Subsidiaries.

          "PAYMENT DATE" means either a Preliminary Payment Date or a Final Payment Date.

          "PLAN" means the IMCO Recycling Inc. Annual Incentive Program, as it may be amended from time to time.

          "PRELIMINARY PAYMENT DATE" means a business day selected by the Committee in its sole discretion during the last month of the fiscal year constituting the Bonus Year in question, upon which date the Committee shall calculate and declare Bonuses in accordance with Section 7.3.

          "PROFITS BEFORE TAXES" or "PBT" means:

               (a) with respect to a Final Payment Date, (i) the income (or loss), before provision for income taxes of the Company and its Subsidiaries for the Bonus Year in question, determined by reference to the Company's audited consolidated statement of earnings for such fiscal year prepared in accordance with GAAP, PLUS (ii) the sum of all bonus amounts for the Participants actually deducted in determining such amount for such fiscal year; and

               (b) with respect to a Preliminary Payment Date, (i) the income (or loss) before provision for income taxes of the Company and its Subsidiaries for the Bonus Year in question to date (determined by reference to the most recent unaudited consolidated statement of earnings for such Bonus Year to date, prepared in accordance with
          GAAP), and then annualized to give effect to estimated results for the entire fiscal year, PLUS (ii) the estimated sum of all bonus amounts for the Participants to be deducted in determining such estimated annualized amount for the entire fiscal year. In this regard, the Committee shall be entitled to rely in good faith upon, and shall be protected in so relying upon, estimates based upon consolidated financial statements and other books and records of the Company and its Subsidiaries.

          "RELOAD STOCK OPTION" means a Nonqualified Stock Option or an Incentive Stock Option granted pursuant to Section 10.2.

          "RESTRICTED STOCK" shall have the meaning set forth in Section 10.3.

          "RESTRICTION PERIOD" shall have the meaning set forth in Section
     10.3.

          "RETURN ON TOTAL ASSETS" or "ROTA" means, on a Preliminary Payment Date or a Final Payment Date, as the case may be, the quotient, expressed as a percentage, derived from (i) PBT with respect to the Bonus Year in question being divided by (ii) Total Assets as of the beginning of that Bonus Year.

          "ROTA BONUS" has the meaning assigned to it in Article V.

          "SPREAD" shall have the meaning set forth in Article XVII hereof.

          "STOCK DIVIDEND" means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Company or any Subsidiary of the Company, or (ii) rights, options or warrants to receive or purchase capital stock of the Company or any Subsidiary of the Company, or (iii) securities convertible into or exchangeable for capital stock of the Company or any Subsidiary of the Company, or (iv) any capital stock received upon the exercise, or with respect to, the foregoing.

          "STOCK OPTIONS" shall mean any and all Incentive Stock Options, Nonqualified Stock Options and Reload Stock Options granted pursuant to the Plan.

          "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "SUBSIDIARIES" means more than one of any such corporations.

          "TOTAL ASSETS" means, on a Preliminary Payment Date or a Final Payment Date, as the case may be, the total assets of the Company and its Subsidiaries (exclusive of interests in, or assets attributable to, as the case may be, Joint Ventures) as of the beginning of the Bonus Year in question, as reported in the Company's audited consolidated balance sheet as of the last day of the immediately preceding fiscal year, prepared in accordance with GAAP.

          "TOTAL BONUS" means the aggregate compensation, if any, awarded to a Participant on the Preliminary Payment Date and the Final Payment Date for any Bonus Year pursuant to a ROTA Bonus and and/or an EPS Bonus.


                                  ARTICLE II
                                ADMINISTRATION

     Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be (i) a "disinterested person" as that term is defined in Rule 16b-3 promulgated under the 1934 Act and (ii) an "outside director" as such term is used in Code Section 162(m).

     The Board shall select one of its members to act as the Chairman of the Committee, and the Committee shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. Subject to the terms hereof, the Committee shall designate from time to time the key employees of the Company to be designated as Participants, interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable.

     The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.


                                 ARTICLE III
                           SHARES SUBJECT TO PLAN

     Subject to the provisions of Articles XVI and XVII of the Plan, the aggregate number of shares which may be issued to Participants under grants of Stock Options and in payment of Bonuses made by the Committee under the Plan shall be:

          (a)  500,000 shares of Common Stock; plus

          (b) the number of shares that are delivered or tendered, or withheld from any exercise, by a Participant as full or partial payment made to the Company in connection with the exercise price of any Stock Option or in connection with satisfying the Participant's tax withholding obligations pursuant to Section 19.6 of the Plan, to the extent that a Reload Stock Option is granted to purchase such number of shares so delivered to or withheld by the Company.

     The aggregate number of shares of Common Stock that may be represented by grants of Stock Options made to any Participant under the Plan in any Bonus Year may not exceed 100,000 shares. Shares to be distributed and sold under the Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the expiration or unexercised termination of a Stock Option are no longer subject to purchase may be reoffered under the Plan. Shares of Common Stock that are forfeited pursuant to the terms of the Plan shall be returned to the Plan and made available for future grant.


                                  ARTICLE IV
                                  ELIGIBILITY

     The Committee shall, from time to time, but not less often than annually, select the particular key members of management of the Company and its Subsidiaries to whom Bonuses and Stock Options provided for under the Plan may be granted. Employees who participate in this Plan may also participate in other incentive or benefit plans of the Company or any Subsidiary. As used herein, the term "employee" shall mean any person employed full-time by the Company or Subsidiary on a salaried basis, and the term "employment" shall mean full-time salaried employment by the Company or a Subsidiary.


                                  ARTICLE V
                                  ROTA BONUS

     Subject to and in accordance with the terms of this Plan, on each Payment Date, the

Committee shall compute in good faith the Return on Total Assets by reference to (i) the Total Assets and (ii) the most recent audited, or, in the case of the Preliminary Payment Date, unaudited consolidated statement of earnings for the Company and its Subsidiaries for the Bonus Year in question which unaudited statement of earnings shall reflect (or shall be annualized to give effect to) results for the entire Bonus Year. In the event that the Return on Total Assets is greater than ten percent (10%), then Participants may be eligible for a Bonus to be calculated as follows ("ROTA Bonus"):

          (a) First, there shall be determined the "Bonusable Amount" for each Participant, which shall be the dollar amount calculated by deducting $50,000 from such Participant's Base Salary;

          (b) Second, the Committee shall calculate the difference between the ROTA for the relevant Bonus Year and ten percent (10%), which difference shall be expressed as a percentage (the "Annual Difference"); and

          (c) Third, the Annual Difference shall be multiplied by three (3) and the product thereof, expressed as a percentage, shall be multiplied by the Participant's Bonusable Amount to yield the maximum ROTA Bonus amount with respect to such Participant.


                                  ARTICLE VI
                                   EPS BONUS

     Subject to and in accordance with the terms of this Plan, on each Payment Date, the Committee shall compute in good faith the Company's Earnings Per Share by reference to the most recent audited, or, in the case of the Preliminary Payment Date, unaudited consolidated statement of earnings for the Company and its Subsidiaries for the Bonus Year in question which unaudited statement of earnings shall reflect (or shall be annualized to give effect to) the results for the entire Bonus Year. Participants may be eligible for a Bonus to be calculated as follows ("EPS Bonus"):

          (a) First, the Committee shall calculate the average EPS for the preceding three fiscal years by dividing the sum of EPS for each of the preceding three fiscal years by three (3) (the "Average EPS"); and

          (b) Second, the EPS for the applicable Bonus Year shall be divided by the Average EPS, which amount shall reduced by 1.0 and shall be expressed as a percentage; and

          (c) Third, if such percentage is a positive number, such percentage amount shall be multiplied by the Participant's Bonusable Amount to yield the maximum EPS Bonus amount for such Participant.

                                     ARTICLE VII
                      PAYMENT OF BONUSES AND GENERAL PROVISIONS

     7.1 COMMITTEE DETERMINATION; LIMITATIONS. Subject to the terms of this Plan, the Committee shall, from time to time, determine the time or times at which Bonuses will be paid, the selection of the Preliminary Payment Date and the Final Payment Date, the determination and payment of Bonuses to Participants and all other terms and conditions regarding the Bonuses, which terms and conditions shall be consistent with this Plan. Notwithstanding anything to the contrary herein, the value of the maximum Total Bonus payable to any Participant with respect to any Bonus Year shall not exceed $750,000.

     7.2 REDUCTION OF BONUS. The maximum Bonus amounts for any Participant under the Plan calculated in accordance with Articles V and VI hereof may be reduced by an amount of up to 50% by the Committee in its sole discretion; PROVIDED, HOWEVER, that under no circumstances may the amount of a maximum Bonus so determined in accordance with Articles V and VI to any Participant be increased. In determining whether a Bonus will be reduced, the Committee shall consider any extraordinary changes which may occur during the Bonus Year, such as changes in accounting practices or applicable law, and shall consider such individual or business performance criteria that it deems appropriate, including, but not limited to, the Company's net income, operating earnings, gross margins, return on investment, return on equity and other relevant operating and strategic business indicia and results applicable to an individual Participant.

     7.3 PAYMENTS ON PRELIMINARY AND FINAL PAYMENT DATES. As a condition to eligibility for receipt of a Bonus with respect to any particular Bonus Year, a Participant shall be required to be in the employ of the Company or one of its Subsidiaries through the applicable Payment Date, UNLESS (i) such Participant terminated his or her employment during such period due to retirement from the Company and its Subsidiaries in accordance with the standard retirement policies of the Company and its Subsidiaries then in effect, or (ii) the Participant, while in the employ of the Company or one of its Subsidiaries, became totally and permanently disabled (as that term is defined in Section 22(e) of the Code) or died during such period.

     On the Preliminary Payment Date, the Committee shall calculate the Bonuses in accordance with Articles V and VI (and Section 7.2, if applicable) and award 80% of the aggregate of the ROTA Bonus and the EPS Bonus, if any, payable to a Participant. The Committee shall instruct the Company, or instruct the Company to cause any Subsidiary, as applicable, to pay to each Participant his Bonus in accordance with this Article VII, as promptly as reasonably practicable after such Preliminary Payment Date.

     On the Final Payment Date, the Committee shall calculate the Bonus in accordance with Articles V and VI (and Section 7.2), and either:

          (a) allocate and distribute the portions of the Bonus which had not been previously awarded to Participants following the Preliminary Payment Date; PROVIDED,

     HOWEVER, that subject to this Section 7.3, in order for a Participant to receive a Bonus on the Final Payment Date, it shall be a requirement that such Participant shall be employed by the Company or its Subsidiaries on such Final Payment Date; or

          (b) if the amount of the Bonus calculated as of the Final Payment Date is less than the portion of the Bonus which had previously been awarded to the Participants on the Preliminary Payment Date, the difference shall be subtracted from the amount of the Bonus or Bonuses payable in the next succeeding Bonus Year or Bonus Years, if any, until such difference has been eliminated.

     7.4 STOCK OWNERSHIP GUIDELINES. The Committee shall, from time to time, establish guidelines for the ownership of shares of the Company's Common Stock for Participants (the "Guidelines"). The Guidelines may be altered or amended by the Committee at any time and from time to time in its sole discretion and are to be utilized in determining the portions of a Participant's Bonus payable in cash and in Common Stock. On June 1 of each Bonus Year, each Participant shall irrevocably elect, in writing, the percentages of such Participant's Bonus to be paid in cash and in shares of Common Stock (the "Annual Election"). On November 30 of each Bonus Year, the Committee shall determine, by reference to the Guidelines, whether a Participant's stock ownership then meets or exceeds the Guidelines. If, as of such November 30, a Participant's Common Stock ownership meets or exceeds the Guidelines, such Participant's Bonus, after giving effect to deductions of amounts for applicable tax withholding requirements, shall be paid in proportions of cash and shares of Common Stock, on the applicable Preliminary Payment Date and Final Payment Date, in accordance with the allocation set forth in such Participant's Annual Election. If, on the other hand, such Participant's Common Stock ownership does not then meet such Guidelines, such Participant's Bonus shall be paid, after giving effect to deductions of amounts for applicable tax withholding requirements, on the applicable Preliminary Payment Date and Final Payment Date, in accordance with percentages of Common Stock and cash established by the Committee under the Guidelines from time to time and at any time then in effect with respect to the applicable Bonus Year. Notwithstanding the foregoing, in the event that a Participant's Annual Election provides for a GREATER percentage of such Participant's Bonus to be paid in shares of Common Stock than the percentage determined by reference to the Guidelines, then such Participant's Annual Election shall control.

     7.5 PAYMENT OF BONUS IN SHARES OF COMMON STOCK. In the event that all or any portion of a Participant's Bonus is to be paid in shares of Common Stock, the number of shares of Common Stock issued to such Participant as of any Payment Date shall be determined by dividing the dollar amount of the portion of the Bonus to be payable in Common Stock (after deduction of amounts for applicable withholding tax requirements) by the Fair Market Value on the third trading day prior to the Preliminary Payment Date or the Final Payment Date, whichever is applicable. Fractional shares resulting from such calculation shall be paid in cash equal to the fractional amount multiplied by the Fair Market Value on the third trading day prior to the Preliminary Payment Date or the Final Payment Date, whichever is applicable.

     7.6 PARTIAL FISCAL YEARS. In the event that the Company and its Subsidiaries adopt any different fiscal year which results in a fiscal year having less than twelve months, the

Committee shall, in its sole discretion, award Bonuses computed as provided in Articles V and VI (and Section 7.2, if applicable) but reduced by the Committee for such shortened fiscal year, or defer any awards of Bonuses for such fiscal period until, with respect to a Preliminary Payment Date, the last month of the first full twelve-month fiscal year following such shortened fiscal year and to a Final Payment Date following such full twelve-month fiscal year.

     7.7 NO RIGHTS TO BONUS. The prospective recipient of a Bonus shall not have any rights with respect to any Bonus, or any portion thereof, until the Preliminary Payment Date or Final Payment Date, as the case may be, to which the particular Bonus amount relates and only until such Bonus amount is actually granted by the Committee to such Participant in accordance with the terms of the Plan.

                                  ARTICLE VIII
                                  STOCK OPTIONS

     The provisions of this Article VIII shall apply only to Stock Options granted under the Plan to Participants:

     8.1 GRANTS OF STOCK OPTIONS. In the event that the ROTA for any Bonus Year calculated in accordance with Article V exceeds 15%, then the Committee may grant Stock Options under the Plan to Participants as follows:

          (a) On, or as soon as reasonably practicable following, the Preliminary Payment Date, the Committee shall calculate the number of shares of Common Stock to be covered by the Stock Options to be granted by first multiplying the dollar amount of the most recent Total Bonus actually awarded to each Participant, by 1.5 (the "Option Amount"); and

          (b) The number of shares of Common Stock issuable upon the exercise of the Stock Option to be granted to such Participant shall be determined by dividing the Option Amount by the Fair Market Price on the Date of Grant.

     8.2 STOCK OPTION AGREEMENTS. Each grant of Stock Options shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Stock Option, the exercise price, the term of the Stock Option, whether such Stock Option is an Incentive Stock Option or a Nonqualified Stock Option, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the stock option agreement shall also include provisions that may be necessary to assure that the option is an incentive stock option under Section 422 (or any successor provision) of the Code. The Company shall execute stock option agreements upon instructions from the Committee.

     8.3 EXERCISE PRICE. The exercise price for a Nonqualified Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. The exercise price for an Incentive Stock Option shall be determined by the Committee and shall be an amount not less than the Fair Market Value per share of the Common Stock on the Date of Grant; the Committee shall determine the Fair Market Value of the Common Stock on the Date of Grant, and shall set forth the determination in its minutes. Notwithstanding anything to the contrary contained in this
Section 8.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

     8.4 OPTION PERIOD. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after its term. The Committee may provide for the exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. The Committee shall have the right to accelerate the time at which any Stock Option granted to a Participant shall become exercisable. In the event of the retirement of an employee of the Company or a Subsidiary in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be, all unmatured installments of Stock Options outstanding shall automatically be accelerated and exercisable in full in accordance with the provisions of Article X.

                                  ARTICLE IX
                       LIMITS ON INCENTIVE STOCK OPTIONS

     9.1  OPTION PERIOD.  Notwithstanding the provisions of Sections 8.4 and
10.2 hereof, if a Participant eligible to receive a grant of an Incentive Stock Option under Section 422 of the Code (an "Eligible Participant") owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) and an Incentive Stock Option is granted to such Eligible Participant, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the option exercise price of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

     9.2 LIMITATION ON EXERCISES OF SHARES SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code.

     9.3 DISQUALIFYING DISPOSITION. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of either two years from the Date of Grant of such option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

     9.4 TERMINATION. Notwithstanding the provisions of Article XI, an Eligible Participant's Incentive Stock Options shall terminate no later than ninety (90) days after termination of such Participant's employment with the Company and its Subsidiaries; PROVIDED that if such employment terminates by reason of the death or total and permanent disability (as defined in Section 22(e) of the Code) of the Participant, then such Participant's Incentive Stock Options shall terminate no later than one hundred eighty (180) days after such termination by reason of death or disability.

                                     ARTICLE X
                         EXERCISE OF STOCK OPTIONS; RELOAD
                          STOCK OPTIONS; RESTRICTED STOCK

     10.1 PAYMENT. Full payment for shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of shares of Common Stock which have a Fair Market Value equal to the option exercise price (or in any combination of cash and shares of Common Stock having an aggregate Fair Market Value equal to the option exercise price). No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him. Additionally, shares covered by a Stock Option may be purchased upon exercise, in whole or in part, in accordance with the applicable stock option agreement, by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

     10.2 RELOAD STOCK OPTIONS. Subject to the terms of this Section 10.2, in the event that shares are delivered by a Participant in payment of all or a portion of the exercise price of a Stock Option and/or shares are delivered to or withheld by the Company in satisfaction of the Company's tax withholding obligations upon exercise in accordance with Section 19.6, then a Participant so exercising a Nonqualified Stock Option shall automatically be granted a replacement Nonqualified Stock Option and a Participant so exercising an Incentive Stock Option shall automatically be granted a replacement Incentive Stock Option (in either case, a "Reload Stock Option"), to purchase that number of shares so delivered to or withheld by the Company, as the case may be, at an option exercise price equal to the Fair Market Value per share of the Common Stock on the date of exercise of the original Stock Option (subject to the provisions of Article IX regarding Incentive Stock Options and, in any event not less than the par value per share of the Common Stock). The option period for a Reload Stock Option will commence on the Date of Grant and expire on the expiration date of the original Stock Option it replaces (subject to the provisions in Article IX regarding Incentive Stock Options and the provisions of Article XI), after which the Reload Stock Option cannot be exercised. The Date of Grant of a Reload Stock Option shall be the date that the Stock Option it replaces is exercised. A Reload Stock Option shall automatically vest and be exercisable in full after the expiration of six months from its Date of Grant. It shall be a condition to the grant of a Reload Stock Option that promptly after its Date of Grant, a stock option agreement shall be delivered to, and executed and delivered by the Participant and the Company which sets forth the total number of shares subject to the Reload Stock Option, the option exercise price, the term of the Reload Stock Option and such other terms and provisions as are consistent with the Plan.

     10.3 RESTRICTED STOCK. In the event that a Participant exercises a Stock Option and receives a Reload Stock Option under Section 10.2, the following restrictions and conditions will apply to that number of the shares of Common Stock (the "Restricted Stock") issued to the Participant upon exercise of such original Stock Option, which number of shares is equal to one-half of the sum of (i) the number of shares of Common Stock delivered by the Participant to the Company in payment of the exercise price, if any, plus
(ii) the number of shares of Common Stock delivered to, or withheld by, the Company in satisfaction of the Company's tax withholding obligations under
Section 19.6, if any:

          (a) RESTRICTION PERIOD. Subject to the other provisions of this Plan, each Participant shall not be permitted to sell, assign, transfer, pledge, exercise or place any encumbrance on shares of Restricted Stock and any Stock Dividends paid on or with respect to such Restricted Stock until the earliest to occur of any of the following events (such period of restriction being referred to herein as the "Restriction Period"):

               (i) the expiration of five years from the date of issuance of the Restricted Stock in the name of the Participant;

               (ii) in the case of an employee of the Company or a Subsidiary, the retirement of such Participant from the Company or the Subsidiary in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be;

               (iii) in the case of a non-employee director, officer or consultant of the Company, the cessation of service to the Company of such Participant in such capacity;

               (iv) the death of such Participant;

               (v) the total and permanent disability of such Participant (as defined in Article XI hereof); or

               (vi) a Change in Control of the Company.

          Notwithstanding the foregoing, shares of Restricted Stock, and any Stock Dividends paid in shares of Common Stock on or with respect to Restricted Stock, may be used during the Restriction Period in payment of the exercise price of any Stock Option and/or in satisfaction of the Company's tax withholding obligations upon any such exercise in accordance with Section 19.6.

          (b) RIGHTS WITH RESPECT TO RESTRICTED STOCK. Except as otherwise provided in the Plan, the Participant shall have, with respect to his or her Restricted Stock (and any Stock Dividends paid on such Restricted Stock), all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon. Each Participant who is to receive Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, registered in the name of the Participant, which shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock, to read substantially in the following form:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions of the IMCO Recycling Inc. Annual Incentive Program. A copy of such Plan is on file in the offices of IMCO Recycling Inc., 5215 North O'Connor Blvd., Suite 940, Irving, Texas 75039."

                                    ARTICLE XI
                        TERMINATION OF EMPLOYMENT OR SERVICE

     In the event a Participant shall cease to be employed by the Company or a Subsidiary, for any reason other than death, disability or retirement, such Participant's Stock Options may be exercised by the Participant for a period of one hundred eighty (180) days after the Participant's termination of employment or service, as the case may be, or until expiration of the applicable Option Period (if sooner) to the extent of the shares with respect to which such Stock Options could have been exercised by the Participant on the date of termination, and thereafter to the extent not so exercised, such Stock Options shall terminate. In addition, except as provided in Section 9.4 with respect to Incentive Stock Options, a Participant's Stock Options may be exercised as follows in the event of such Participant's death, disability or retirement:

          (a) DEATH. In the event of death while employed, the Stock Option may be exercised, for a period of one hundred eighty (180) days after the Participant's death or until expiration of the Stock Option period (if sooner), to the extent of the shares with respect to which the Stock Option could have been exercised by the Participant on the date of the Participant's death, by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death; and

          (b) DISABILITY OR RETIREMENT. In the event of termination of employment of a Participant as the result of a total and permanent disability (as defined in Section 22(e) of the Code) or as the result of retirement in accordance with the standard retirement policies of the Company or the Subsidiary, as the case may be, the Stock Option may be exercised by the Participant or his guardian for a period of one hundred eighty (180) days after such termination or until expiration of the Stock Option period (if sooner), to the extent of the shares with respect to which the Stock Option could have been exercised by the Participant on the date of such termination, after taking into account any acceleration of unmatured installments of Stock Options pursuant to Section 8.4.

     Notwithstanding the foregoing, individual grants of Stock Options to Participants under the Plan may provide, pursuant to the terms of the particular stock option agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Options with respect to any termination of employment or service by such Participants.

                                 ARTICLE XII
                         NON-EMPLOYEE DIRECTORS FEES

     The Company shall pay an annual retainer, as may be established and modified from time to time at the discretion of the Board, to non-employee directors with respect to their service as members of the Board and Committees thereof (the "Annual Retainer"), subject to the following terms and conditions:

          (a) On the last business day of each quarter in the Company's fiscal year ("Stock Award Date"), each non-employee director who has held such office for the entire three-month period preceding the relevant Stock Award Date shall be granted a number of shares of Common Stock equal to (i) one-eighth of the amount of the Annual Retainer divided by (ii) the Fair Market Value per share of Common Stock on the third trading day prior to the Stock Award Date. On each Stock Award Date each non-employee director who has not held such office for the entire three-month period preceding the Stock Award Date, shall be granted a number of shares of Common Stock equal to (i) one-eighth of the amount of the Annual Retainer divided by (ii) the Fair Market Value per share of Common Stock on the third trading day prior to the Stock Award Date multiplied by (iii) a fraction, the numerator of which is the number of days which such non-employee director has served as director since the previous Stock Award Date and the denominator of which is the number of days since and including the previous Stock Award Date. Any fractional shares shall be paid in cash, based upon multiplying such fractional amount times the Fair Market Value per share. Upon an award of shares to a non-employee director, the stock certificate representing such shares shall be issued and transferred to the non-employee director.

          (b) On the last business day of each fiscal quarter of the Company's fiscal year, each non-employee director shall receive in cash an amount equal to one-fourth of the portion of the Annual Retainer which was not or shall not be paid in shares on the Stock Award Date with respect to that calendar year.

                                  ARTICLE XIII
                           AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article XIII, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the 1934 Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

     Subject to the foregoing, the Board shall have the power to amend the Plan in any manner advisable in order for Stock Options or Bonuses granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) or to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Rule 16b-3 or Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Stock Options or Bonuses granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any stock option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article XIII shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Bonuses or Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                 ARTICLE XIV
                             EFFECT OF THE PLAN

     Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any Participant any right to be granted a Bonus or a Stock Option to purchase or receive Common Stock of the Company or any other rights except, with respect to Stock Options, as may be evidenced by a stock option agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                ARTICLE XV
                                   TERM

     The effective date of this Plan shall be as of February 28, 1996, subject to stockholder approval. This Plan and any benefits granted hereunder shall be null and void if stockholder approval is not obtained at the next annual meeting of stockholders of the Company. Unless sooner terminated by action of the Board, the Plan will terminate on the 28th day of February, 2006. Bonuses and Stock Options under the Plan may not be granted after that date, but Bonuses and Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                               ARTICLE XVI
                           CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock
Dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

          (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under Bonuses or Stock Options pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded;

          (ii) A similar adjustment shall be made in the maximum number of shares of Common Stock issuable under Stock Options granted to any individual Participant in any Bonus Year pursuant to Article III; and

          (ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

     Any fractional shares resulting from any adjustment made pursuant to this
Article XVI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                   ARTICLE XVII
                    RECAPITALIZATION, MERGER AND CONSOLIDATION

          (a) The existence of this Plan and Bonuses and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding

     Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

          (c) In the event of any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, the Board, in its sole discretion, may cancel all such Stock Options as of the effective date of any such reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, and either:

               (i) give notice to each holder thereof or his personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable; or

               (ii) pay the holder thereof an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

          (d) In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.

          (e) Notwithstanding sub-Section (c) above of this Article XVII, in case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or (ii) dissolve, liquidate, or wind up its affairs, then, provided that the Board so determines in its sole discretion, each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

          (f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                 ARTICLE XVIII
                   OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                        GRANTED BY OTHER CORPORATIONS

     Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                               ARTICLE XIX
                         MISCELLANEOUS PROVISIONS

     19.1 EXERCISE OF STOCK OPTIONS. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in applicable stock option agreements. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may shares be issued pursuant to a Bonus award or Stock Option if any necessary listing of the shares on a securities exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

     19.2 NON-ASSIGNABILITY. No Stock Option granted to a Participant may be transferred or assigned, other than (i) by will or the laws of descent and distribution or (ii) pursuant to the terms of a qualified domestic relations order (as defined in Section 401(a)(13) of the Code or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), provided, that in the case of an Incentive Stock Option, such transfer or assignment may occur only to the extent it will not result in disqualifying such option as an incentive stock option under Section 422 of the Code, or any successor provision. Subject to the foregoing, during a Participant's lifetime, Stock Options granted to a Participant may be exercised only by the Participant or, provided the particular stock option agreement so provides, by the Participant's guardian or legal representative. Subject to Section 7.3 hereof, no interest of a Participant in any Bonus awarded under the Plan may be transferred, alienated, assigned or encumbered other than by will or pursuant to the laws of descent and distribution.

     19.3 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or acquired hereunder are being acquired for investment and not with a view to their distribution.

     19.4 NO RIGHT TO CONTINUE EMPLOYMENT. Nothing in the Plan or in any Bonus or Stock Option confers upon any employee the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any employee at any time (subject to any contract rights of such employee).

     19.5 STOCKHOLDERS' RIGHTS. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

     19.6 TAX REQUIREMENTS - STOCK OPTIONS. The obligations of the Company under the Plan shall be conditional on compliance with all applicable withholding tax obligations as required by the Code and under applicable state and local law and regulation. Any employee who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of
Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the employee then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a Nonqualified Stock Option by a Participant who is an officer, director or 10% stockholder of the Company (as determined by reference to Section 16(b) of the 1934 Act and the rules promulgated thereunder), any obligation of such Participant to pay such taxes shall only be satisfied by the Company's withholding of that number of whole shares of Common Stock otherwise issuable upon such exercise which have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. With respect to the exercise of a Nonqualified Stock Option by any Participant who is not such an officer, director or 10% stockholder of the Company, such Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Company in an amount necessary to satisfy the required tax withholding obligation of the Company and/or (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock which the Participant owns and/or the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Nonqualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

     19.7 TAX REQUIREMENTS - BONUSES. The Company (and, where applicable, its Subsidiaries) shall have the power and the right to deduct or withhold, or require a participant to remit to the Company an amount sufficient to satisfy applicable taxes required by law to be withheld with respect to any payment of any Bonus to a Participant.

     19.8 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer, employee or agent of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and every officer, employee or agent of the Company acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. Each member of the Board and the Committee shall, in the performance of his or her duties under the Plan, be fully protected in relying in good faith upon the audited and unaudited financial statements of the Company as contemplated by the terms of the Plan.

     19.9 EFFECT ON PARTICIPATION. The grant of a Bonus to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, as the case may be, participation in any other future grant of Bonuses under the Plan or otherwise, or in any other compensation or benefit plan of the Company or in any of its Subsidiaries currently existing or hereafter established.

     19.10 OTHER COMPENSATION AGREEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     19.11 GENDER AND NUMBER. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

                                    ARTICLE XX
                              UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any Bonuses granted but not yet paid to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver payments with respect to awards of Bonuses; PROVIDED, HOWEVER, that the creation or existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

                               * * * * * * * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the 28th day of February, 1996 by its Chief Executive Officer pursuant to prior action taken by the Board.

                                       IMCO RECYCLING INC.



                                      By:
                                         ------------------------------------
                                         Frank H. Romanelli
                                         Chief Executive Officer


Attest:



- --------------------------------
Paul V. Dufour
Secretary

                        PLEASE MARK YOUR VOTES AS INDICATED IN THE EXAMPLE /X/

1. Election of Directors.

   The election of the following nominees to the Board of Directors as Class III Directors, unless otherwise indicated below.

      FOR   AGAINST   (a) J.M. Brundrett  (b) Ralph L. Check  (c) Jack C. Page

      / /     / /     IN THE EVENT THE UNDERSIGNED WISHES TO WITHHOLD AUTHORITY
                      TO VOTE FOR ANY PARTICULAR NOMINEE OR NOMINEES LISTED
                      ABOVE. PLEASE SO INDICATE BY CLEARLY AND NEATLY LINING
                      THROUGH OR STRIKING OUT THE NAME OF ANY SUCH NOMINEE OR
                      NOMINEES.

2. Proposal to approve certain amendments to the Corporation's 1992 Stock Option Plan.

                       FOR     AGAINST     ABSTAIN
                       / /       / /         / /

3. Proposal to approve and adopt the Corporation's Annual Incentive Program.

                       FOR     AGAINST     ABSTAIN
                       / /       / /         / /

4. Proposal to ratify the appointment of Ernst & Young LLP as the independent public accountants of the Corporation for 1996.

                       FOR     AGAINST     ABSTAIN
                       / /       / /         / /

5. In their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

Please complete, date, sign and mail this Proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

Dated ________________________________ , 1996

_____________________________________________
                 Signature

_____________________________________________
                 Signature

IMPORTANT: Please date the Proxy and sign exactly as your name appears on this Proxy. If shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          ^ FOLD AND DETACH HERE ^


Dear Stockholder(s):

Enclosed you will find material relative to the Corporations's 1996 Annual Meeting of Stockholders. The Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a stockholder, please remember that your vote is important to us. We look forward to hearing from you.

IMCO Recycling Inc.

                               REVOCABLE PROXY

                             IMCO RECYCLING INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoint(s) Frank H. Romanelli and Paul V. Dufour, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of IMCO Recycling Inc. (the "Corporation") to be held on Tuesday, May 14, 1996, at the Central Tower at Williams Square, Twenty-Sixth floor, LaCima Club, Lakeside Room, 5215 North O'Connor Blvd., Irving, Texas, at 9:00 A.M., Central Daylight Savings Time, and any and all adjournments and postponements thereof (the "Annual
Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

    This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3 AND 4. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                         (CONTINUED ON REVERSE SIDE)

                           ^ FOLD AND DETACH HERE ^